UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Soliciting Material under §240.14a-12

ANSYS, INC.

(Name of Registrant as Specified In Its Charter)

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Notice of Annual Meeting of Stockholders
ANSYS, Inc.
2600 Ansys Drive
Canonsburg, PA 15317
844-462-6797
April 29, 2025
Date and Time	Virtual Meeting Site
Friday, June 27, 2025 11:30 A.M. Eastern	www.virtualshareholdermeeting.com/anss2025
Who Can Vote
www.virtualshareholdermeeting.com/anss2025
TO THE STOCKHOLDERS OF ANSYS, INC.
The annual meeting of stockholders of ANSYS, Inc. (“Ansys,” “we,” or the “Company”) will be held on Friday, June 27, 2025, at 11:30 a.m. Eastern Time (the “2025 Annual Meeting”), virtually via live webcast at www.virtualshareholdermeeting.com/anss2025 for the following purposes, as more fully described in the accompanying proxy statement:
Items of Business and Board Voting Recommendation
1	Election of seven directors for one-year terms;
2	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2025;
3	Advisory approval of the compensation of our named executive officers;
4	Stockholder proposal requesting support for shareholder right to act by written consent, if properly presented; and
5	Such other business as may properly come before the 2025 Annual Meeting and any adjournments or postponements thereof.
The Board of Directors has fixed the close of business on April 28, 2025 as the record date for determination of stockholders entitled to notice of, and to vote at, the 2025 Annual Meeting and any adjournments or postponements thereof. Only holders of record of common stock at the close of business on that date will be entitled to notice of, and to vote at, the 2025 Annual Meeting and any adjournments or postponements thereof. In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the 2025 Annual Meeting, the 2025 Annual Meeting may be adjourned in order to permit further solicitation of proxies.
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE 2025 ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE 2025 ANNUAL MEETING, WE URGE YOU TO SUBMIT YOUR VOTE VIA THE INTERNET, TELEPHONE, OR MAIL.
We appreciate your continued support of Ansys.
Very truly yours,
Janet Lee
Senior Vice President, General Counsel and Secretary

How to Cast Your Vote Your vote is important to the future of Ansys. If you are a registered stockholder, please vote your shares as soon as possible by one of the following methods:
Vote Online www.proxyvote.com
Vote by Phone 1.800.690.6903
Vote by Mail If you received printed copies of our proxy materials, complete, sign, date, and mail your signed proxy card

If you are a street name stockholder (i.e., you hold your shares through a broker, bank or other nominee), please vote your shares as soon as possible by following the instructions from your broker, bank or other nominee.
Registered stockholders and street name stockholders may also vote online during the 2025 Annual Meeting by following the instructions at www.virtualshareholdermeeting.com/anss2025.
See “Other Matters  –  Questions and Answers About the Proxy Materials and the 2025 Annual Meeting” in the accompanying proxy statement for details on voting requirements and additional information about the 2025 Annual Meeting.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 27, 2025
The Notice of Annual Meeting of Stockholders, Proxy Statement and our Annual Report for the fiscal year ended December 31, 2024 are available at www.proxyvote.com. If you receive a Notice of Internet Availability of Proxy Materials by mail, you will not receive a paper copy of the Notice of Annual Meeting of Stockholders, Proxy Statement or Annual Report unless you specifically request a copy. You may request paper copies, including a proxy card, by following the instructions on the Notice of Internet Availability of Proxy Materials. We began making our proxy materials available on April 29, 2025.

2025 Proxy Statement // i

ii // 2025 Proxy Statement

Proxy Statement
The Board of Directors (the “Board”) of ANSYS, Inc. (“Ansys,” “we” or the “Company”) is providing this proxy statement in connection with its solicitation of proxies to be voted at the Company’s annual meeting of stockholders to be held on June 27, 2025 (the “2025 Annual Meeting”). We began making our proxy materials available on April 29, 2025.
Proxy Statement Summary
This summary highlights important information contained elsewhere in this proxy statement. This summary does not contain all the information that you should consider. Please read the entire proxy statement before voting. For more complete information regarding our 2024 performance, please review our Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the Securities and Exchange Commission (the “SEC”) on February 19, 2025 (the “2024 Form 10-K”) and can be found on our investor relations website at
https://investors.ansys.com/financials/sec-filings/.
2025 Annual Meeting of Stockholders
Time and Date	Live Webcast Address	Record Date	Voting
June 27, 2025, at 11:30 a.m. Eastern Time	www.virtualshareholdermeeting.com/ anss2025	April 28, 2025
Stockholders of Ansys as of the record date, April 28, 2025 (the “Record Date”), are entitled to vote on the proposals at the 2025 Annual Meeting. Each share of Ansys common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted upon at the 2025 Annual Meeting.

Virtual Annual Meeting
The 2025 Annual Meeting will be held virtually. We began to offer virtual annual meetings in 2016 to empower stockholders to participate fully and equally from any location around the world at no cost. We believe this is the right choice for a widely-held technology company with global operations, as it brings cost savings to Ansys and our stockholders by using a technology platform in line with our commitment to support innovative technology, while also increasing our engagement with stockholders, regardless of size, resources, or physical location. A virtual meeting is also environmentally friendly and furthers our strategic goal to operate our business in a sustainable manner.
We are sensitive to concerns regarding virtual annual meetings generally from investor advisory groups and other stockholder rights advocates who have voiced concerns that virtual meetings may diminish stockholder voice or reduce accountability. Accordingly, we have designed this virtual annual meeting format to enhance, rather than constrain, stockholder access, participation and communication. For example, the online format allows stockholders to communicate with us during the meeting so they can ask questions of our management. During the live Q&A session of the meeting, we will answer questions pertinent to the 2025 Annual Meeting matters as time permits. Questions regarding personal matters, including those related to employment, product issues, suggestions for product innovations, or questions related to the

2025 Proxy Statement // 1

previously announced transaction by and among Ansys, Synopsys, Inc. (“Synopsys”), and ALTA Acquisition Corp. are not pertinent to the 2025 Annual Meeting and therefore will not be answered. Any questions pertinent to the 2025 Annual Meeting that cannot be answered during the 2025 Annual Meeting due to time constraints will be posted online and answered at https://investors.ansys.com/ governance/proxy-materials/. If you wish to submit a question during the 2025 Annual Meeting, you may do so by logging into the virtual annual meeting platform at www.virtualshareholdermeeting.com/anss2025, typing your question in the “Ask a Question” field and clicking “Submit.” Although the live webcast is available only to stockholders at the time of the meeting, a replay of the meeting will be made publicly available for a minimum of one year at www.virtualshareholdermeeting.com/anss2025.
We will have technicians ready to assist you with any difficulties you may have accessing the virtual annual meeting. If you need technical support during the 2025 Annual Meeting, including to access the 2025 Annual Meeting’s virtual meeting platform, please call the technical support number that will be posted on the virtual meeting login page for assistance.
Additional information regarding the ability of stockholders to ask questions during the 2025 Annual Meeting, technical support, rules of conduct, and other materials for the 2025 Annual Meeting, including the list of our stockholders of record, will be available during the 2025 Annual Meeting at www.virtualshareholdermeeting.com/anss2025.

Proposals Requiring Your Vote
Your vote is very important. Please cast your vote immediately on each of the proposals to ensure that your shares are represented.
	Proposals	Board Recommendations	More Information
1
Proposal 1  –  Election of Seven Directors for One-Year Terms
The Board and the Nominating and Corporate Governance Committee believe that the seven director nominees possess the necessary qualifications and expertise to provide effective oversight and advice to management.
		FOR each nominee	p. 12
2
Proposal 2  –  Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2025
The Audit Committee approved the retention of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for fiscal year 2025. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of the independent auditor.
		FOR	p. 31
3
Proposal 3  –  Advisory Approval of the Compensation of Our Named Executive Officers
The Company’s executive compensation policies and programs are designed to create a direct link between stockholder and management interests, with incentives specifically tailored to the achievement of financial, operational, and stock performance goals.
		FOR	p. 35
4
Proposal 4  –  Stockholder Proposal Requesting Support for Shareholder Right to Act by Written Consent, if Properly Presented
The Board does not believe this stockholder proposal is in the best interest of Ansys’ stockholders.
		AGAINST	p. 73
2 // 2025 Proxy Statement

Board of Directors
The following table provides summary information about the continuing directors and director nominees serving on our Board. Our Board, which currently consists of ten directors, historically was divided into three classes. As approved by the Company’s stockholders at the 2023 annual meeting of stockholders (“2023 Annual Meeting”), the Board has begun to be declassified over a three-year phase-out period. Each director elected by our stockholders at the 2025 Annual Meeting will be elected for a term of one year, expiring at the 2026 annual meeting of stockholders (“2026 Annual Meeting”). At the 2026 Annual Meeting, all director nominees elected by our stockholders will be elected to hold office for a term of one year, or until their successors are duly elected and qualified in accordance with our By-laws, and the classification of our Board will terminate in its entirety.
Name	Age	Director Since	Occupation	Independent	Current Committee Membership
Nominees for Election to Serve as Directors for a Term Expiring in 2026
Claire Bramley	47	2022	Chief Financial Officer of Xero Limited	YES	AC
Anil Chakravarthy	57	2021	President, Digital Experience of Adobe Inc.	YES	CC
Jim Frankola	60	2021	Former Chief Financial Officer of Cloudera, Inc.	YES	AC†
Alec Gallimore	61	2017	Provost and Chief Academic Officer of Duke University	YES	AC
Ronald Hovsepian	64	2012	Chief Executive Officer of Skillsoft Corp.	YES	CC, NCG, SPTC†
Barbara Scherer	69	2013	Former Senior Vice President, Finance and Administration and Chief Financial Officer of Plantronics, Inc.	YES	—
Ravi Vijayaraghavan	60	2020	Partner at Bain & Company, Inc.	YES	CC, NCG†, SPTC
Continuing Directors Whose Terms Expire in 2026
Robert Calderoni	65	2020	Former Interim President and Chief Executive Officer of Citrix Systems, Inc.	YES	CC†, SPTC
Glenda Dorchak	70	2018	Former Executive Vice President of Spansion, Inc.	YES	AC, NCG, SPTC
Ajei Gopal	63	2011	President and Chief Executive Officer of Ansys	NO	—

AC:
Audit Committee

CC:
Compensation Committee

NCG:
Nominating and Corporate Governance Committee

SPTC:
Strategic Partnerships and Transactions Committee

†:
Committee Chair

2025 Proxy Statement // 3

Business and Strategy Overview
Ansys develops and globally markets engineering simulation software and services widely used by engineers, designers, researchers and students across a broad spectrum of industries and academia, including high-tech, aerospace and defense, automotive, energy, industrial equipment, materials and chemicals, consumer products, healthcare, and construction. We focus on the development of open and flexible solutions that enable users to analyze designs on-premises and/or via the cloud, providing a common platform for fast, efficient and cost- conscious product development, from design concept to final-stage testing, validation, and deployment. We distribute our suite of simulation technologies through direct sales offices in strategic, global locations and a global network of independent resellers and distributors (collectively, “channel partners”). It is our intention to continue to maintain this hybrid sales and distribution model. We operate and report as one segment.
When visionary companies need to know how their world-changing ideas will perform, they close the gap between design and reality using Ansys simulation. For more than 50 years, Ansys software has enabled innovators across industries to push the boundaries of product design by using the predictive power of simulation. From sustainable transportation and advanced satellite systems to life-saving medical devices, Ansys powers innovation that drives human advancement.
Our strategy of Pervasive Insights seeks to deepen the use of simulation in our core market, to inject simulation throughout the product lifecycle and extend the accessibility to a broader set of users and use cases. Our business has three vectors of growth:
•
More products. Our broad and deep multiphysics portfolio enables us to grow with customers as they use simulation to solve more complex problems across a broad set of industries.

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More users. Investments in simulation education and user experience simplification has made simulation more accessible to a broader user base.

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More computations. Larger and more complex simulations drive more computation, requiring customers to use more Ansys licenses to complete their simulations.
Through decades of investments in the academic community and enhanced user experiences, our solutions have become accessible and relevant beyond our core “engineering” end user, to reach more users upstream and downstream from our core, which is the product validation process. Our multiphysics solutions enable our customers to address increasingly complex research and development (“R&D”) challenges from the component through the system and mission level of analysis. Our products seamlessly enable access to high performance compute capacity to run simulations, on-premises or in the cloud, which means our customers’ R&D teams are unencumbered by compute capacity limitations that can hinder R&D cycle times. Through our updated product strategy, we have embraced five key technology pillars: numerics, high-performance computing (“HPC”), cloud, artificial intelligence (“AI”) and machine learning (“ML”), and digital engineering. Innovation across these pillars has helped us transform and modernize processes and techniques across our business and deliver products that our customers rely on to win in the marketplace. For example, our investments in AI capabilities across our simulation portfolio and technical support services enhance the customer experience, democratize and accelerate simulation, unlock greater design exploration and further next-generation innovation.
The engineering software simulation market is strong and growing. The market growth is driven by customers’ need for rapid, quality innovation in a cost-efficient manner, enabling faster time to market for new products, streamlined certification and lower warranty costs. Increasing product complexity is driving sustained demand for simulations. Key industry trends fueling customers’ increasing needs for simulation include:
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Electrification;

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Autonomy;

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Connectivity;

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The industrial internet of things (“IIoT”);

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Digital transformation/shift to fully digital engineering ecosystem; and

4 // 2025 Proxy Statement

•
Sustainability, including minimizing waste and physical prototyping, and improving circularity and development time.

We have been investing and intend to continue to invest in our portfolio to broaden the range of physics and enable customers to analyze the interactions among physics at the component, system and mission level. Our strategy of Pervasive Insights is aligned with the near-term market growth opportunities and is laying the foundation for a future where simulation can be further democratized to broader classes of end-users and end-use cases. In addition, we have and expect to continue to partner with industry leaders to extend simulation into other ecosystems and customer R&D workflows.
As previously announced, on January 15, 2024, Ansys entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Ansys, Synopsys, and ALTA Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Synopsys (“Merger Sub”). Pursuant to the Merger Agreement, and subject to the satisfaction or waiver of the conditions specified therein, Merger Sub will merge with and into Ansys (the “Merger”), with Ansys surviving the Merger as a wholly owned subsidiary of Synopsys.

2025 Proxy Statement // 5

2024 Financial and Operational Highlights
In 2024, we achieved $2.6 billion of ACV*. Our technology remains a vital component to our customers’ success as the need for innovation and agility reaches new heights. Throughout the year we continued to grow our industry-leading portfolio, our loyal customer base and our go-to-market segments.
Our focused execution yielded strong financial results, reflected in our ACV growth of 11% and 13% in reported and constant currency*, respectively, GAAP operating margin of 28.2%, non-GAAP operating margin* of 45.7%, and operating cash flows of  $795.7 million for the year ended December 31, 2024. We had deferred revenue and backlog of  $1,718.3 million as of December 31, 2024.
Our long-term total stockholder return (“TSR”) depicted in the chart below shows how a $100 investment in Ansys on December 31, 2019 would have grown by December 31, 2024. The chart also compares the TSR of an investment in our common stock to the same investment over the last five years in the NASDAQ Composite Stock Market Index, the NASDAQ 100 Stock Market Index, the S&P 500 Stock Index and an industry peer group of seven companies (Altair Engineering Inc., Aspen Technology, Inc., Autodesk, Inc., Cadence Design Systems, Inc., Dassault Systemes SE, PTC Inc., and Synopsys, Inc.).

Comparison of 5 - Year Cumulative Total Return

ANSYS, Inc.
NASDAQ Composite
NASDAQ 100
S&P 500 Stock Index
Peer Group
300.00
250.00
200.00
150.00
100.00
50.00
2019
2020
2021
2022
2023
2024

In 2024, we maintained our commitment to investing in product innovation as we introduced new capabilities to our product portfolio through organic development. We released Ansys 2024 R1 and Ansys 2024 R2, both of which enable organizations to accelerate past complexity and integration challenges to design the next generation of world-changing products by taking advantage of performance improvements, cross-discipline workflow integrations, and innovative capabilities.
Partnerships remain a key part of our pervasive insights strategy. Our current partnerships continue to broaden and we are excited about the value we can bring to a wider ecosystem of customers.

*
Annual Contract Value or ACV is a metric we use to better understand the business. There is no GAAP metric comparable to ACV. For a description of ACV, see the section titled «Performance Metrics for Regular-Cycle 2023 PSU Awards» in this proxy statement. Non-GAAP operating margin and constant currency are non-GAAP measures. For additional information on non-GAAP operating margin and constant currency, please see Annex A: Non-GAAP Reconciliations.

6 // 2025 Proxy Statement

In addition to our strong financial results and robust product development, we continued our investment in employee talent and engagement and the infrastructure needed to support faster growth and capture a larger addressable market. We continued to recruit top talent globally across our key regions, and we employed 6,500 people as of December 31, 2024, including: 2,500 in product development, 3,200 in sales, support and marketing, and 800 in general and administrative functions. Of these employees, 43% were located in the Americas, 29% were located in Europe, Middle East and Africa and 28% were located in Asia-Pacific.

2025 Proxy Statement // 7

Corporate Governance Highlights
We believe that sound corporate governance and independent oversight of a company’s strategic execution are essential ingredients of a well-run company. Our Board remains committed to sound corporate governance practices and the protection of long-term stockholder value.
Please see “Corporate Governance at Ansys” for a description of our corporate governance practices. These include, but are not limited to:
•
Separate CEO and Chairman roles

•
90% of the current Board is comprised of independent directors

•
Majority voting in director elections with resignation policy

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100% independent committee members

•
Robust Board evaluation process

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Stockholder engagement program

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Proxy access

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Annual Say-on-Pay Vote

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No supermajority vote provisions

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Stockholder right to call a special meeting

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Phasing in a declassified Board

•
Stock ownership guidelines for directors and senior management

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Board risk oversight

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Independent directors meet without management present

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Clawback policy

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Anti-hedging and anti-pledging policies

•
Code of Business Conduct and Ethics for directors, officers, and employees

•
Periodic review of committee charters and governance policies

•
Director over-boarding policy

8 // 2025 Proxy Statement

Executive Compensation Highlights
Our executive compensation policies and practices reinforce our pay-for-performance philosophy and align with sound governance principles and stockholder interests. Our executive compensation is largely driven by our performance, except as otherwise required by the Merger Agreement.
Pay-for-Performance	Objectives	2024 Say-on-Pay
• Paying for performance is the guiding principle of Ansys’ total rewards strategy.	• Create a competitive total rewards package based on the attainment of short- and long-term goals.	• Approximately 86% of our stockholders voting on our 2024 Say-on-Pay proposal approved the compensation of our named executive officers.

•
Target total compensation for an effective performer is influenced by the 50th percentile of the relevant competitive market data, with the opportunity to earn above or below target compensation based on actual results. For a superior performer, our philosophy is to provide total compensation that is influenced by the upper quartile of the market data.

• Attract and retain qualified high- performing executive officers who will lead us to long-term success and enhance stockholder value.
Components of Our Compensation Program
We pay for performance. To incentivize our executive team to achieve our short- and long-term goals, we allocate total direct compensation (salary and short-term and long-term incentives) to achieve superior performance.
The Compensation Committee regularly monitors and implements best practices in executive compensation, including the following:
What We Do	What We Don’t Do
Performance-based cash and equity incentives (except as otherwise required by the Merger Agreement)	No “single trigger” change in control payments and benefits
Significant portion of executive compensation based on Company performance (except as otherwise required by the Merger Agreement)	No post-termination retirement or pension-type non-cash benefits or perquisites for our executive officers that are not available to our employees generally
Nasdaq-compliant clawback policy for certain performance-based compensation	No tax gross-ups for change in control payments and benefits
Stock ownership guidelines for directors and senior management	No repricing or replacing of underwater options without stockholder approval
Caps on performance-based cash and equity incentive compensation	No hedging or pledging of Company securities by directors, officers, and employees
100% independent directors on the Compensation Committee	No current dividends paid on unvested equity awards
Independent compensation consultant engaged by Compensation Committee	No excessive risk-taking with compensation incentives
Annual review and approval of our compensation strategy
Limited perquisites
2025 Proxy Statement // 9

Stockholder Engagement Highlights
We take pride in our engagement with our stockholders. We welcome the insights and feedback from our stockholders and take our stockholders’ points of view into account when developing our governance practices. The Board firmly believes that the mutual trust we build with our stockholders is one of the key components of good governance and is an important element of driving Board responsibility and a strong governance culture.
We maintain an active dialogue with stockholders to ensure we thoughtfully consider a range of perspectives on issues, including our strategy and business performance. Our Investor Relations group and key members of our management team, including our CEO and CFO, engage with our stockholders throughout the year.
At the 2024 annual meeting of stockholders (“2024 Annual Meeting”), stockholders supported the stockholder proposal requesting the adoption of a shareholder right to call a special shareholder meeting. In the fall of 2024, we engaged with stockholders regarding this proposal. The outreach efforts involved representatives of stockholders holding, in aggregate, approximately 50% of our outstanding shares. A majority of the stockholders with whom we engaged supported the plan proposed by the Board to implement the proposal.
To communicate broadly with our stockholders we also share information relevant to our stockholders through our investor relations website, annual report and this proxy statement.

10 // 2025 Proxy Statement

Corporate Responsibility
Strong governance is foundational to our corporate responsibility program. Our Nominating and Corporate Governance Committee has general oversight responsibility over our corporate responsibility program. In addition, cybersecurity is overseen by our Audit Committee and is a standing topic that is addressed at each quarterly meeting. Our Compensation Committee has oversight responsibility with respect to human resources and talent management, as specified in its charter. In 2024, our corporate responsibility program was led by a committee of select senior leaders from our human resources, finance, industry marketing, communications, investor relations, legal, cybersecurity, strategy, procurement, and facilities departments with the chair providing updates on the program to the General Counsel. The General Counsel reports on our corporate responsibility program to the CEO and to the Board on a quarterly basis.
Our corporate responsibility program has four pillars:
•
Advancing sustainability through our products

•
Investing in our people and ONE Ansys culture

•
Operating responsibly

•
Collaborating with stakeholders

Advancing sustainability through our products  –  By focusing on the creation of new technology, and by making current technology better, we strive to support our customers in their design of products, including helping to make their products more efficient.
•
Sustainability Initiatives:   The “How Engineering Simulation Drives Impact for Sustainability” report that Ansys released in 2024, presents a new methodology for using simulation to measure and assess the sustainability impact of decisions made throughout the product life cycle.

•
Innovation:   We make significant investments in research and development and emphasize frequent, integrated product releases. In 2024, our total research and development expense was $528 million.

Investing in our people and ONE Ansys culture  –  Our culture is grounded in our four core values of adaptability, courage, generosity and authenticity.
•
Recruitment:   In addition to targeted outreach, we recruit talent through (i) attending career and networking events focused on introducing Ansys to all talent pools, (ii) hiring internally through our Ansys internship/co-op programs for current students and (iii) valued partnerships. Our academic product suite is also widely used in research and teaching settings, which allows students to become familiar with our simulation software and creates opportunities to strengthen our university ties and recruit top talent.

•
Training leaders:   New programs launched in 2024 gave leaders additional tools to drive high performance. Programs such as Developing a Global Mindset and new employee orientation were expanded, and we continued to design custom learning paths for emerging leaders.

Operating responsibly  –  We have taken actions to promote ethical business practices and good governance, including:
•
Carbon Reduction:   We continue to focus on energy efficiency projects and efficient energy sourcing.

•
Ethics and Compliance:   In 2024, employees were trained on various key compliance topics covered in our Code of Business Conduct and Ethics.

Collaborating with stakeholders  –  We engage with our stockholders, customers, employees, communities, and other stakeholders through feedback, engagement surveys, and by supporting the communities in which we live and work.
•
Community Support:   Our philanthropic program includes volunteer time off and an employee match where Ansys matches a portion of the employees’ charitable contributions.

2025 Proxy Statement // 11

Proposal 1: Election of Seven Directors for One-Year Terms
Our Board is currently comprised of ten directors. Our Board was previously divided into three classes, with directors being elected by our stockholders for three-year terms. As approved by the Company’s stockholders at the 2023 Annual Meeting, the Board has begun to be declassified over a three-year phase-out period. Each director elected by our stockholders at the 2025 Annual Meeting will be elected for a term of one year, expiring at the 2026 Annual Meeting. At the 2026 Annual Meeting, all director nominees elected by our stockholders will be elected to hold office for a term of one year, or until their successors are duly elected and qualified in accordance with our By-Laws, and the classification of our Board will terminate in its entirety.
At the 2025 Annual Meeting, seven directors are nominated for re-election to serve until the annual meeting of stockholders in 2026 and until such directors’ successors are duly elected and qualified. Based on the recommendation of our Nominating and Corporate Governance Committee, our Board has nominated Claire Bramley, Anil Chakravarthy, Jim Frankola, Alec Gallimore, Ronald Hovsepian, Barbara Scherer, and Ravi Vijayaraghavan for election as directors at the 2025 Annual Meeting.
Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election of Ms. Bramley, Dr. Chakravarthy, Mr. Frankola, Dr. Gallimore, Mr. Hovsepian, Ms. Scherer, and Mr. Vijayaraghavan. Proxies cannot be voted for a greater number of persons than the number of nominees named. The nominees have agreed to stand for election and to serve, if elected, as directors. However, if any person nominated by our Board is unable to stand for election, the proxies will be voted for the election of such other person or persons as our Board may recommend unless the Board determines to reduce the size of the Board.
We maintain a majority voting policy for the election of directors coupled with a resignation policy in uncontested elections. To be elected in an uncontested election, a director must receive a majority of the votes cast. This means that the number of votes cast “FOR” such nominee’s election must exceed the number of votes cast “AGAINST” that nominee’s election. Broker non-votes and abstentions will have no effect on the outcome of the election.
If, in any uncontested election of directors, any incumbent director nominee receives a greater number of votes cast “AGAINST” his or her re-election than “FOR” his or her re-election, he or she must promptly tender a resignation to the Board. The Board will then decide, through a process managed by the Nominating and Corporate Governance Committee and excluding the incumbent director nominee in question, whether to accept the resignation or take other action.
THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

12 // 2025 Proxy Statement

Directors and Director Nominees for the 2025 Annual Meeting
Name	Age	Director Since
Nominees for Election to Serve as Directors for a Term Expiring in 2026
Claire Bramley	47	2022
Anil Chakravarthy	57	2021
Jim Frankola	60	2021
Alec Gallimore	61	2017
Ronald Hovsepian	64	2012
Barbara Scherer	69	2013
Ravi Vijayaraghavan	60	2020
Continuing Directors Whose Terms Expire in 2026
Robert Calderoni	65	2020
Glenda Dorchak	70	2018
Ajei Gopal	63	2011
2025 Proxy Statement // 13

Director Nominees
Board Committees

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Strategic Partnerships and Transactions Committee	Committee Chair	Chairman of the Board
Claire Bramley Independent Age: 47 Director since: 2022
Experience
Ms. Bramley has served as Chief Financial Officer of Xero Limited (“Xero”), a publicly traded New Zealand-based technology company that provides cloud-based accounting software for small businesses, since April 2025. Previously, Ms. Bramley served as the Chief Financial Officer of Teradata Corporation (“Teradata”), a connected multi-cloud data platform for enterprise analytics company, from 2021 to 2025. At Teradata, Ms. Bramley lead the finance, strategy and transformation, information technology and security, enterprise risk, operations, investor relations, and corporate development functions. Prior to joining Teradata, for over ten years, Ms. Bramley held multiple leadership roles at HP, Inc. (“HP”), a multinational information technology company. At HP, she served as Global Controller from 2019 to 2021, as Head of Finance for the Europe, Middle East and Africa region from 2015 to 2018, in which position she also led the finance Mergers, Acquisition and Divestitures Organization that supported all mergers and acquisition activity across HP, and as Vice President, Corporate Financial Planning and Analysis from 2013 to 2015. Prior to HP, from 2005 to 2007, Ms. Bramley was Head of Financial Planning and Analysis at SSP Group Plc., a multinational contract foodservice company.
Qualifications
Ms. Bramley’s qualifications to serve on, and make contributions to, the Board include her extensive experience in leading large-scale fiscal and operational disciplines, driving financial and strategic planning, and managing complex mergers and acquisitions. In addition, she brings financial expertise to the Board as she has served in many leadership roles within a finance and accounting function, including as a current public company CFO, and previously in corporate controller and financial planning and analysis roles.
Other Public Directorships
None

Board Committees:
14 // 2025 Proxy Statement

Anil Chakravarthy Independent Age: 57 Director since: 2021
Experience
Dr. Chakravarthy has served as President, Digital Experience at Adobe Inc. (“Adobe”), a software company, since 2022. He previously served as Executive Vice President and General Manager, Digital Experience at Adobe from 2020 to 2022. Prior to joining Adobe, he served at Informatica LLC (“Informatica”), a software company, as Chief Executive Officer from 2015 to 2020 and as Executive Vice President and Chief Product Officer from 2013 to 2015. Prior to joining Informatica, for over nine years, Dr. Chakravarthy held multiple leadership roles at Symantec Corporation (n/k/a NortonLifeLock Inc.), a software company (“Symantec”), most recently serving as its Executive Vice President, Information Security in 2013. Prior to Symantec, he was a Director of Product Management for enterprise security services at VeriSign Inc. Dr. Chakravarthy began his career as a consultant at McKinsey & Company. He also serves on the board of the Silicon Valley Leadership Group. He previously served on the board of USSA Bank, a financial services group of companies, from 2015 to 2020.
Qualifications
Dr. Chakravarthy’s qualification to serve on, and make contributions to, the Board include his expertise in digital transformation, SaaS, cloud technologies and product innovation, gained over a career spanning more than 25 years. Dr. Chakravarthy has helped companies reimagine business models and digitally transform, including the successful transition to the cloud.
Other Public Directorships
None

Board Committees:
Jim Frankola Independent Age: 60 Director since: 2021 Chair of the Audit Committee
Experience
Mr. Frankola served as the Chief Financial Officer of Cloudera, Inc., an enterprise data cloud company (“Cloudera”), from 2012 until 2021. From 2010 to 2012, Mr. Frankola served as Chief Financial Officer of Yodlee, Inc., a data aggregation and data analytics platform company (“Yodlee”). Prior to Yodlee, Mr. Frankola served as Chief Financial Officer of Ariba. Mr. Frankola has held various senior positions in financial and business management at several companies, including IBM and Avery Dennison.
Qualifications
Mr. Frankola’s qualifications to serve on, and make contributions to, the Board include his extensive background in finance, business transformations, mergers and acquisitions and business development.
Other Public Directorships
Mr. Frankola currently serves on the Board of Directors of 23andMe, a leading human genetics and preventative health company (2024-present) and Skillsoft Corp., an educational technology company (2024-present). Mr. Frankola previously served as a member of the Board of Directors of Cvent Holding Corp, a market-leading meetings, events and hospitality technology provider (2021-2023) and ActivIDentity Corporation, a credential management and authentication company (2006-2010).

Board Committees:
2025 Proxy Statement // 15

Alec Gallimore Independent Age: 61 Director since: 2017
Experience
Dr. Gallimore has been the Provost and Chief Academic Officer of Duke University since 2023. Previously, Dr. Gallimore was the Robert J. Vlasic Dean of Engineering, from 2016 until 2023 and the Richard F. and Eleanor A. Towner Professor of Engineering, from 2015 until 2023, at the University of Michigan. Dr. Gallimore has served on several NASA and US Department of Defense boards and studies, including as a member of the United States Air Force Scientific Advisory Board. He is currently on the Board of Trustees of The Institute for Defense Analyses. He is a fellow of the American Institute of Astronautics and Aeronautics and was elected into the National Academy of Engineering in 2019. He also currently serves on the Board of Governors for RTI International since 2023. Dr. Gallimore’s primary research interests include electric propulsion, plasma diagnostics and space plasma simulation. He has extensive design and testing experience with a number of electric propulsion devices. Dr. Gallimore has served on the Board of Directors of Bechtel Corporation since 2021.
Qualifications
Dr. Gallimore’s qualifications to serve on, and make contributions to, the Board include his extensive background in engineering, research and the use of simulation to create innovative products as well as his leadership of a major academic institution.
Other Public Directorships
Dr. Gallimore served on the Board of Directors of PagerDuty, Inc., a cloud computing company (2020-2023).

Board Committees:
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Ronald Hovsepian Independent Age: 64 Director since: 2012 Chairman of the Board Chair of Strategic Partnerships and Transactions Committee
Experience
Mr. Hovsepian has been the Chairman of the Board since May 2019. He previously served as the Lead Independent Director of the Board from 2014 through 2019 and as the non-executive Chairman from 2014 until 2016.
Mr. Hovsepian has served as the Principal Executive Officer and Executive Chair of Skillsoft Corp., an educational technology company, since 2024. He previously served as President and CEO of Indigo Ag, Inc. from 2020 to 2024. He has also served as an Executive Partner at Flagship Pioneering, a venture capital firm focused on healthcare, since 2018. Previously, in 2017, Mr. Hovsepian served as Chief Executive Officer of Synchronoss Technologies, Inc., a telecommunications software and services company. Mr. Hovsepian served as President and Chief Executive Officer of Intralinks Holdings, Inc., a global provider of services and software, from 2011 to 2017. Mr. Hovsepian joined Novell, Inc., a software company (“Novell”), in 2003 and served as its Chief Executive Officer, from 2005 to 2011. Prior to Novell, from 2000 to 2003, Mr. Hovsepian worked in the venture capital industry. He started his career at IBM and served in several executive positions over approximately 16 years. He currently serves on the Board of Directors of a private company, Valo Health, Inc.
Qualifications
Mr. Hovsepian’s qualifications to serve on, and make contributions to, the Board include his extensive experience in the technology and software industries as a Chief Executive Officer, senior manager, and venture capital investor and his expertise in sales, marketing, and product development. Additionally, Mr. Hovsepian has previously served as a board chairman and as a board member of both public and private companies across a range of industries.
Other Public Directorships
Mr. Hovsepian currently serves on the Board of Directors of Skillsoft Corp., an educational technology company (2018-present). Previously, Mr. Hovsepian served on the Board of Directors of Pegasystems Inc., a cloud software company (2019-2021) and ANN Inc., a woman’s clothing retailer (1998-2015), where he also served as the non-executive chairman (2005-2015).

Board Committees:
2025 Proxy Statement // 17

Barbara Scherer Independent Age: 69 Director since: 2013
Experience
Ms. Scherer served as Senior Vice President, Finance and Administration and Chief Financial Officer of Plantronics, Inc. (“Plantronics”), an audio communications equipment manufacturer from 1998 until her retirement in 2012, and as Vice President, Finance and Administration and Chief Financial Officer from 1997 to 1998. Prior to Plantronics, Ms. Scherer held various executive management positions spanning 11 years in the disk drive industry, was an associate with The Boston Consulting Group, and was a member of the corporate finance team at ARCO in Los Angeles.
Qualifications
Ms. Scherer’s qualifications to serve on, and make contributions to, the Board include her practical and strategic insight into complex financial reporting and management issues and significant operational expertise, gained over a career spanning more than 30 years, including 25 years in senior financial leadership roles in the technology industry.
Other Public Directorships
Ms. Scherer currently serves as a member of the Board of Directors of Ultra Clean Holdings, Inc., a developer and supplier of equipment and services for the semiconductor industry (2015-present). Ms. Scherer previously served on the Board of Directors of Netgear, Inc., a multinational computer networking company (2011- 2024). Prior to her retirement, Ms. Scherer served as a director of Keithley Instruments, a publicly traded test and measurement company, from 2004 to 2010.

Board Committees: None
Ravi Vijayaraghavan Independent Age: 60 Director since: 2020 Chair of Nominating and Corporate Governance Committee
Experience
Mr. Vijayaraghavan has been a senior partner at Bain & Company, Inc. (“Bain”), a leading management consulting firm, since 2001. He has held multiple senior roles with Bain, including his current position as Director and Head of the Asia-Pacific Technology Practice since 2019. From 2015 to 2020 Mr. Vijayaraghavan served on Bain’s Global Partner Compensation and Promotion Committee. Mr. Vijayaraghavan started his career with Bain in 1995 and is an expert and leader in Bain’s Mergers & Acquisitions and Private Equity practices. He has successfully led global client relationships in technology and telecommunications, and the establishment of Bain’s Asia-Pacific technology practice. His experience spans a broad range of technology markets (including software, hardware, semiconductors, and services) as well as mobile and fixed telecommunications operations across geographies in North America, Europe and Asia. He previously served as a member of the board of overseers for WGBH, a Boston based public broadcaster, and as a member of the board of the Singapore Land Authority.
Qualifications
Mr. Vijayaraghavan’s qualifications to serve on, and make contributions to, the Board include his expertise in setting and executing on corporate strategic agendas to drive sustained organic and M&A-led growth at technology and telecommunications companies.
Other Public Directorships
None

Board Committees:
18 // 2025 Proxy Statement

Continuing Directors Following the 2025 Annual Meeting

Robert Calderoni Independent Age: 65 Director since: 2020 Chair of Compensation Committee
Experience
Mr. Calderoni served as interim Chief Executive Officer and President of Citrix Systems, Inc., a multinational software company (“Citrix”), from 2021 to 2022, and also previously served in this position from 2015 to 2016. Mr. Calderoni also served as the Chairman of the Board of Directors of Citrix from 2019 to 2022 and previously served as Executive Chairman from 2015 to 2018. Prior to Citrix, Mr. Calderoni served as Chief Executive Officer of Ariba, Inc., a software and information technology services company (“Ariba”) from 2001 until it was acquired by SAP AG, a publicly-traded software and IT services company, in 2012, and then continued as Chief Executive Officer of Ariba following the acquisition until 2014. Mr. Calderoni also served as a member of the global managing board at SAP AG between 2012 and 2014 and as President of SAP Cloud from 2013 to 2014. Prior to Ariba, Mr. Calderoni held senior finance roles at Apple Inc. and International Business Machines Corporation (“IBM”) and served as Chief Financial Officer of Avery Dennison Corporation (“Avery Dennison”).
Qualifications
Mr. Calderoni’s qualifications to serve on, and make contributions to, the Board include his executive tenure at software and technology companies in Chief Executive Officer roles as well as his extensive experience as a Board member. Mr. Calderoni has led and scaled several high growth software companies and led their transition to the cloud.
Other Public Directorships
Mr. Calderoni currently serves as the Chairman (2022-present) and a member of the Board of Directors of KLA Corporation, a capital equipment company (2007-present). He previously served as the Chairman (2015-2022) and a member of the Board of Directors of Citrix (2014-2022). He also previously served as a member of the Board of Directors of LogMeIn, Inc., a software company (2017-2020) and Juniper Networks, Inc., a network cybersecurity company (2003-2019).

Board Committees:
2025 Proxy Statement // 19

Glenda Dorchak Independent Age: 70 Director since: 2018
Experience
Ms. Dorchak spent over thirty years in operating roles in the technology industry. Most recently, she served as Executive Vice President and General Manager of Global Business for Spansion Inc., a flash memory manufacturer (“Spansion”), from 2012 to 2013. Prior to Spansion, Ms. Dorchak served as Chief Executive Officer of VirtualLogix, Inc. from 2009 to 2010, when it was acquired by Red Bend Software, and as Chief Executive Officer of Intrinsyc Software from 2006 to 2008. She also served in various roles at Intel Corporation (“Intel”) from 2001 to 2006, including as Vice President and COO Intel Communications Group, Vice President and General Manager Intel Broadband Products Group, and Vice President and General Manager Intel Consumer Electronics Group. Before Intel, Ms. Dorchak served as Chairman and CEO at Value America, an e-retailer. Before Value America, Ms. Dorchak served in various roles, including General Manager PC Direct, at IBM. Ms. Dorchak has served on the Board of Directors of Cerebras Systems, Inc., an AI semiconductor company, since 2024.
Qualifications
Ms. Dorchak’s qualifications to serve on, and make contributions to, the Board include her experience as a technology industry veteran with deep leadership and operating expertise running hardware and software businesses in the computing and communications technology sectors. As of October 2024, she earned a certification of sustainability expertise for the boardroom as a graduate of the inaugural directors program at Stanford Doerr School of Sustainability.
Other Public Directorships
Ms. Dorchak currently serves as a member of the Board of Directors of Wolfspeed, Inc., previously named CREE, Inc., a provider of silicon carbide materials and semiconductor products (2020-present) and GLOBALFOUNDRIES Inc., a semiconductor contract manufacturing and design company (2019- present). She previously served as a member of the Board of Directors of Viavi Solutions Inc., a provider of network test, monitoring and assurance solutions (2019-2021), Mellanox Technologies, Ltd., a multinational supplier of computer networking products (2009-2020), Energy Focus Inc., a developer of energy-efficient LED lighting systems and controls (2015-2019), and Quantenna Communications, a communication device company (2018-2019).

Board Committees:
20 // 2025 Proxy Statement

Ajei Gopal Not Independent Age: 63 Director since: 2011 President and Chief Executive Officer of Ansys
Experience
Dr. Gopal has served as our President and Chief Executive Officer since 2017. In 2016, he served as our President and Chief Operating Officer. Dr. Gopal was appointed an independent director of the Board in 2011 and served in that capacity until his employment by the Company in 2016. From 2013 to 2016, Dr. Gopal was an operating partner at Silver Lake, a leading private equity technology investor. His employment at Silver Lake included a secondment as interim President and Chief Operating Officer at Symantec in 2016. From 2011 until 2013, he was Senior Vice President at Hewlett Packard Enterprise Company. Dr. Gopal was Executive Vice President at CA Technologies from 2006 until 2011. From 2004 to 2006, he worked at Symantec, where he served as Executive Vice President and Chief Technology Officer. Earlier, Dr. Gopal served as Chief Executive Officer and a member of the Board of Directors of ReefEdge Networks, a company he co-founded in 2000. He worked at IBM from 1991 to 2000, initially at IBM Research and later in IBM’s Software Group.
Qualifications
Dr. Gopal’s qualifications to serve on, and make contributions to, the Board include his position as our President and Chief Executive Officer and background in both technology and senior management of large software and technology companies, as well as his experience in global operations and business development.
Other Public Directorships
Dr. Gopal currently serves as a member of the Board of Directors of Fiserv, Inc. (2024-present). Dr. Gopal previously served as a member of the Board of Directors of Citrix (2017-2021).

2025 Proxy Statement // 21

Corporate Governance at Ansys
Director Independence
Our Corporate Governance Guidelines require that at least a majority of the Board qualifies as independent directors under applicable federal securities laws and the listing standards of the Nasdaq Global Select Market (“Nasdaq”). Our Corporate Governance Guidelines also require that all members of the Board’s committees meet the criteria for independence established by the federal securities laws and the Nasdaq listing standards applicable to service on such committees. Nasdaq listing standards have both objective tests and a subjective test for determining who is an independent director. The objective tests include that the director not be an employee of the company and not have engaged in various types of business dealings with the Company. The subjective test requires the Board to affirmatively determine that the director does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities. During the Board’s annual review of director independence, the Board also considers transactions, relationships and arrangements between each director (or an immediate family member of the director) and the Company and management, as well as certain other factors that the Board deems relevant in determining independence, such as beneficial ownership of our capital stock.
The Board completed a review of the independence of each of our current directors and director nominees and determined that each of Ms. Bramley, Mr. Calderoni, Dr. Chakravarthy, Ms. Dorchak, Mr. Frankola, Dr. Gallimore, Mr. Hovsepian, Ms. Scherer, and Mr. Vijayaraghavan is not an affiliate or employee of the Company and is independent under Rule 5605 of the Nasdaq listing standards and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Dr. Gopal is President and Chief Executive Officer of the Company and therefore is not considered an independent director.
Board Responsibilities
The Board has adopted Corporate Governance Guidelines to promote the effective functioning of the
Board and its committees and provide the framework for our corporate governance. Our current Corporate Governance Guidelines are available on the investor relations section of our website https://investors.ansys.com/ on the “Governance Documents” page under the “Governance” tab.
Oversight of Risk Management
The Board has responsibility to provide risk oversight as a part of each director’s obligations to us and our stockholders. The Board aims to set a healthy “tone at the top” and guides our management to take appropriate measures to control material risks. The Board executes on these responsibilities directly and through its four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Strategic Partnerships and Transactions Committee, each of which is comprised solely of members and chairs who qualify as independent directors. While the Board believes that we practice good risk management strategies and processes, it is the Board’s responsibility to oversee the pressure testing of these strategies and processes on a continuous basis in order to confirm that risk management stays effective despite evolving market conditions, business strategies, regulatory rules, and our development.
Our Board delegates principal responsibility for its risk management and assessment functions to its Audit Committee. The Board directly receives a quarterly risk report from the General Counsel. Likewise, the Audit Committee receives a risk management update from our management as part of its regular quarterly meetings. In addition, the Audit Committee oversees our annual enterprise business risk assessment and bi-annual fraud risk assessment which are conducted by our internal auditor. The internal auditor delivers reports directly to the Audit Committee. This annual assessment reviews our performance with regard to ongoing financial, operational, and strategic risks, both existing and new. The Nominating and Corporate Governance Committee oversees and reports to the Board on the progress of our corporate responsibility program.

22 // 2025 Proxy Statement

Details on the activities and responsibilities of the Board’s four standing committees are discussed later in this proxy statement. In summary, the Board provides risk oversight that is material to our long-term stockholder value. The committees implement the Board’s risk oversight in particular focus areas, namely:
•
The Audit Committee discusses the guidelines and policies that govern the process by which the Company’s exposure to risk is assessed and managed by management, and specifically considers the Company’s major financial, commercial, operational and strategic risk exposures and the steps that the Company’s management has taken to monitor and control such exposures, and shares this analysis with the Board. The Audit Committee reviews the Company’s risks related to cybersecurity, including review of the state of the Company’s cybersecurity, emerging cybersecurity developments and threats, and the Company’s strategy to mitigate cybersecurity risks. The Audit Committee also reviews the Company’s treasury operations and policies, including investment practices for cash management, foreign exchange, investments and derivatives;

•
The Compensation Committee oversees risks related to the Company’s overall compensation practices and reviews the results of the Company’s annual compensation risk assessment and enterprise business risk assessment, with particular attention to risks related to the Company’s use of, and degree of use of, equity and incentive-based compensation as a portion of the total compensation paid to the Company’s officers. The Compensation Committee also oversees risks related to the Company’s practices, policies and plans related to human resources and talent management, and specifically those practices and policies regarding recruiting, retention, career development, succession planning, and corporate culture (collectively, “Human Capital Management”);

•
The Nominating and Corporate Governance Committee provides primary oversight over risks related to corporate governance practices and corporate responsibility activities; and

•
The Strategic Partnerships and Transactions Committee provides primary oversight over risks related to the execution of the Company’s strategic partnerships and transactions.
Communications with the Board
Stockholders and other interested parties may communicate with the full Board or individual directors by writing to:
ANSYS, Inc. Board of Directors
c/o General Counsel and Secretary ANSYS, Inc.
Southpointe
2600 Ansys Drive
Canonsburg, PA, 15317
The Secretary will deliver to the appropriate directors all communications addressed to the Board received at this address, except for spam, junk mail, mass mailings, solicitations, resumes, job inquiries, product complaints/ inquiries, new product suggestions, surveys or other matters unrelated to the Company.
Related-Party Transactions
The Board has a written policy requiring the approval or ratification of Related Party Transactions by the Audit Committee (the “Policy”), which was most recently reviewed and updated in December 2022. For purposes of the Policy, “Related Party Transactions” generally include any transaction, arrangement, or relationship or any series of similar transactions, arrangements or relationships in which Ansys or its subsidiaries was, is, or will be a participant and the amount involved exceeds $120,000, and in which any of the following persons had, has, or will have a direct or indirect material interest:
•
any director, director nominee, or executive officer of Ansys;

•
any holder of more than five percent of Ansys’ common stock;

•
any Immediate Family Member (as defined in Item 404 of SEC Regulation S-K) of any of the foregoing persons; and

•
any entity which is controlled by someone listed above.

Under the Policy, a director, director nominee or executive officer must promptly notify the Office of the Corporate Secretary of any material interest that such person or an Immediate Family Member of such person

2025 Proxy Statement // 23

had, has or may have in a potential Related Party Transaction. The Corporate Secretary will review the proposed transaction and determine if it is subject to Audit Committee approval based on criteria described in the Policy.
Should a Related Party Transaction be subject to Audit Committee approval, the following factors, amongst others, will be considered: the benefit to Ansys; the impact on a director’s or director nominee’s independence; whether the terms are usual and customary in the market; whether the transaction is material to Ansys; whether the transaction is in the ordinary course of Ansys’ business; the role, if any, the related party has played in arranging the transaction; the structure of the transaction; required disclosures; and the interests of all related persons in the transaction.
The Audit Committee may, in its sole discretion, approve or deny any Related Party Transaction. The Audit Committee has delegated authority to the Audit Committee Chair to approve, upon request of an executive officer of Ansys, Related Party Transactions if they arise between Audit Committee meetings. The Audit Committee Chair may take any action with respect to such Related Party Transaction that the Audit Committee would be authorized to take, or, in his or her discretion, require that the matter be brought before the full Audit Committee.
Any action taken by the Audit Committee Chair shall be reported to the Audit Committee at its next regularly scheduled meeting.
In the event a Related Party Transaction is identified after the transaction commences, the transaction will be brought to the Audit Committee for ratification, amendment or termination. If a Related Party Transaction will be ongoing, the Audit Committee may establish guidelines for Ansys’ management to follow in its ongoing dealings with the related person. Thereafter, the Audit Committee, on at least an annual basis, will review and assess ongoing relationships with the related person to see that they are in compliance with the Audit Committee’s guidelines and that the Related Party Transaction remains appropriate.
There were no Related Party Transactions requiring disclosure under SEC rules in 2024 or 2025 year-to-date.
Board Structure and Processes
Leadership Structure
The roles of Chairman of the Board and CEO of the Company are separated, and the role of Chairman is held by an independent director elected by the directors, pursuant to our Corporate Governance Guidelines.
Mr. Hovsepian currently serves as the Chairman of the Board and has the principal responsibility for communicating with the Board members and presiding at meetings of the Board, which allows our independent directors to have a strong voice in the leadership of the Board and risk oversight.
For information on how the Board’s responsibility for risk oversight impacts its leadership structure, see “Oversight of Risk Management” above.
Our Chairman of the Board is the primary point of consultation with the Nominating and Corporate Governance Committee regarding director nominations and process, which we believe helps maintain a strong and independent direction to our highest-level governance matters. We believe that this structure provides our Board with the greatest breadth of leadership and depth of experience, while also providing balance for the direction of the Company. It gives primary responsibility for our operational leadership to our CEO. The Chairman of the Board facilitates our Board’s independent oversight of management, enables communication between management and the Board, and leads the Board’s consideration of governance matters. The Nominating and Corporate Governance Committee periodically reviews the Board’s leadership structure and, when appropriate, recommends changes in response to evolving needs.
Board Processes
Each standing committee of the Board conducts an evaluation of its effectiveness each year. In addition, the Nominating and Corporate Governance Committee conducts an annual evaluation of the Board. The purpose of the evaluations is to identify areas of

24 // 2025 Proxy Statement

strength and areas for improvement in the activities and effectiveness of each committee and the Board. The evaluations for 2024 took the form of candid interviews conducted by outside counsel with each director. Outside counsel then facilitated a discussion of the findings from the interviews with the Board.
We support and encourage the continuing education of our Board members. We maintain membership in the National Association of Corporate Directors and reimburse the directors for their expenses in connection with attending trainings and other events on topics including committee roles and responsibilities, and legal and ethical developments. We also provide educational sessions periodically to the Board on our business, industry developments, corporate governance matters, and other pertinent topics.
Director Over-Boarding Policy
The Company limits the number of additional directorships that a director may hold. Pursuant to our Corporate Governance Guidelines, directors are not permitted to serve on the boards of more than four other public companies in addition to the Company’s Board; provided that any director who is employed as a chief executive officer of a public company is not permitted to serve on the boards of more than two other public companies in addition to the Company’s Board. Under the policy, a director should advise the Chairman of the Board in advance of accepting an invitation to serve on another public or private company board, in order to confirm that no actual or potential conflict exists.
Board Meetings and Attendance
Our Board held 10 meetings during 2024. Each of our directors attended at least 75% of all the 2024 meetings of the Board and the committees for which he or she served as a member. During 2024, the Board held 5 regular meetings and 5 special meetings related to the proposed transaction with Synopsys.
Committees
In 2024, the Board had the following standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance
Committee and a Strategic Partnerships and Transactions Committee. Each committee has a charter that is available on the investor relations section of our website https://investors.ansys.com/ on the “Governance Documents” page under the “Governance” tab.
The Board may from time to time establish ad hoc and special purpose committees.
Audit Committee
Chair	Mr. Frankola
Members	Ms. Bramley
Ms. Dorchak
Dr. Gallimore
Meetings Held in 2024	5
Each member of the Audit Committee is independent as such term is defined in Rule 5605 of the Nasdaq listing standards and applicable SEC rules, including the heightened independence requirements for Audit Committee members. In addition, we have determined that each member of the Audit Committee is financially literate and our Board has determined that Ms. Bramley and Mr. Frankola each qualify as an “audit committee financial expert” within the meaning of the SEC rules.
Our Audit Committee is responsible for, among other things:
•
Overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements;

•
Overseeing the internal control and audit functions;

•
Overseeing the qualifications and performance of internal audit and the Company’s independent registered public accounting firm;

•
Overseeing the adequacy and effectiveness of disclosure controls and procedures;

•
Overseeing compliance with legal and regulatory requirements and ethical standards adopted by the Company;

•
Overseeing related party transactions;

•
Overseeing risks related to cybersecurity, including reviewing the state of the Company’s emerging cybersecurity developments and threats, and the Company’s strategy to mitigate cybersecurity risks; and

2025 Proxy Statement // 25

•
Overseeing the Company’s treasury operations and policies, including reviewing investment practices for cash management, foreign exchange, investments and derivatives.

Compensation Committee
Chair	Mr. Calderoni
Members	Dr. Chakravarthy
Mr. Hovsepian
Mr. Vijayaraghavan
Meetings Held in 2024	5
Each member of the Compensation Committee is independent as such term is defined in Rule 5605 of the Nasdaq listing standards and applicable SEC rules, including the heightened independence requirements for Compensation Committee members. Each qualifies as a “non-employee director” under Section 16 of the Exchange Act.
Our Compensation Committee is responsible for, among other things:
•
Discharging the Board’s responsibilities relating to compensation of the Company’s executives;

•
Overseeing the Company’s overall compensation practices;

•
Producing an annual report on executive compensation for inclusion in the Company’s proxy statement;

•
Developing and implementing compensation policies and plans that are appropriate for the Company, provide incentives designed to achieve the Company’s long-term strategic plan, are consistent with the culture of the Company and further the overall goal of building stockholder value;

•
Overseeing the Company’s practices and policies related to Human Capital Management and succession planning for the CEO and other senior executive officers; and

•
Delegating authority to one or more subcommittees, other Board members or Company officers when appropriate and permitted under applicable law, rules and regulations.

For more information about the role of the Compensation Committee, executives officers and compensation consultants in determining the amount and form of director and executive compensation see the Compensation Discussion and Analysis section and Non-Employee Director Compensation section of the proxy statement.
Nominating and Corporate Governance Committee
Chair	Mr. Vijayaraghavan
Members	Ms. Dorchak
Mr. Hovsepian
Meetings Held in 2024	3
Each member of the Nominating and Corporate Governance Committee is independent as such term is defined in Rule 5605 of the Nasdaq listing standards.
Our Nominating and Corporate Governance Committee is responsible for, among other things:
•
Identifying individuals qualified to become Board members and recommending to the Board director nominees for election, including nominees to be elected or reelected as directors at each annual meeting of stockholders;

•
Recommending to the Board director nominees for each committee of the Board;

•
Evaluating whether any position held or proposed to be held by any director represents or would represent a conflict-of-interest with such director’s membership on the Company’s Board or any committee thereof;

•
Developing and recommending to the Board a set of corporate governance guidelines applicable to the Company and periodically reviewing and monitoring performance against such guidelines and recommending any changes thereto; and

•
Overseeing the Company’s policies and practices regarding the corporate responsibility program, matters and initiatives.

Strategic Partnerships and Transactions Committee
Chair	Mr. Hovsepian
Members	Mr. Calderoni
Ms. Dorchak
Mr. Vijayaraghavan
Meetings Held in 2024	1

26 // 2025 Proxy Statement

Each member of the Strategic Partnerships and Transactions Committee is independent as such term is defined in Rule 5605 of the Nasdaq listing standards.
Our Strategic Partnerships and Transactions Committee is responsible for, among other things:
•
Overseeing the execution of strategic partnerships and transactions; and

•
Reviewing, assessing, recommending and approving mergers, acquisitions, dispositions, investments, joint ventures, strategic collaborations and partnerships or similar transactions or arrangements proposed by the Company’s management in accordance with the strategic transaction approval matrix approved by the Board and the Strategic Partnerships and Transactions Committee as it may be modified from time to time.

Director Nomination Process
Candidates for nomination to our Board are recommended by the Nominating and Corporate Governance Committee. In recommending candidates, the Nominating and Corporate Governance Committee considers persons recommended by directors, officers, and third party consultants or search firms. The Nominating and Corporate Governance Committee generally provides the third party consultant or search firm with guidance as to the background, skills and abilities, that the Nominating and Corporate Governance Committee is seeking in potential candidates, and the search firm identifies candidates for the Nominating and Corporate Governance Committee’s consideration.
Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates. The Nominating and Corporate Governance Committee will also consider candidates recommended by stockholders, who are evaluated in the same manner as other director nominees. A stockholder submitting a prospective nominee for election to the Board should follow the procedures described under “Stockholder Proposals and Nominations for the 2026 Annual Meeting” in this proxy statement. If the proposed transaction with Synopsys is completed before we would otherwise hold our 2026 Annual Meeting, such meeting will not occur and any director candidates submitted, even if in accordance with our By-Laws, will not be considered by our stockholders.
The Nominating and Corporate Governance Committee does not have specific minimum qualifications that must be met for a prospective director candidate to be nominated. However, in identifying potential candidates, it assesses an individual’s background, skills and abilities, and whether such characteristics qualify the individual to fulfill the needs of the Board at that time, and focuses on individuals with certain qualifications, including skills in leadership, technology, risk management, financial acumen, and domestic and global business development.
Compensation Committee Interlocks and Insider Participation
No member of our Compensation Committee was or is an officer or employee of the Company or any of its subsidiaries and all members are considered independent as such term is defined in Rule 5605 of the Nasdaq listing standards. None of our executive officers serves as a member of the Compensation Committee of any other company that has an executive officer serving as a member of our Board. None of our executive officers serve as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation Committee.
Director Attendance at the 2024 Annual Meeting
We do not have a policy with respect to directors’ attendance at our annual meeting of stockholders, but directors are encouraged to attend. Of the ten directors serving at the time of our 2024 Annual Meeting, five attended such meeting.

2025 Proxy Statement // 27

Non-Employee Director Compensation
Our non-employee director compensation program is designed to attract, retain and reward qualified directors and align the financial interests of the non-employee directors with those of our stockholders. Pursuant to this program, each non-employee director will receive the cash and equity compensation described below for Board service. We also reimburse our non-employee directors for expenses incurred in connection with attending Board and committee meetings, assisting as directors with other Company business, such as meeting with investors and potential officer and director candidates, as well as continuing director education.
Non-employee director compensation, including cash retainers for Board and committee service and equity grants, is reviewed annually by the Compensation Committee and the Board. Our independent executive compensation consulting firm, Compensia, supports the Compensation Committee by providing detailed benchmarks of non-employee director compensation at peer companies, information about historical non-employee director compensation at the Company, and guidance regarding market trends and policies of proxy advisory firms, among other information. Non-employee director compensation is subject to the approval of the Board, upon the recommendation of the Compensation Committee.
Cash Compensation
In February 2024 the Compensation Committee recommended that the Board approve, and in March 2024 the Board approved, the following cash fees for our non-employee directors effective on January 1, 2024:
•
$40,000 per year for service as a Board member.

In addition to the cash fee retainer above:
•
$100,000 per year for service as the Chairman of the Board;

•
$40,000 per year for service as Chair of the Audit Committee;

•
$35,000 per year for service as Chair of the Compensation Committee;

•
$20,000 per year for service as Chair of the Nominating and Corporate Governance Committee;

•
$15,000 per year for service as Chair of the Strategic Partnerships and Transactions Committee;

•
$15,000 per year for service as a member of the Audit Committee or of the Compensation Committee (not including the committee chairs); and

•
$5,000 per year for service as a member of the Nominating and Corporate Governance Committee or of the Strategic Partnerships and Transactions Committee (not including the committee chairs).

With respect to the Strategic Partnerships and Transactions Committee, in any one year, measured from annual meeting of stockholders to annual meeting of stockholders, a member will receive $1,000 for every telephonic meeting and $1,500 for every in-person meeting in excess of eight meetings.
Additionally, in consideration of the additional board oversight related to the proposed transaction with Synopsys, in February 2024 the Compensation Committee recommended that the Board approve, and in February 2024 the Board approved, an additional one-time cash payment for non-employee directors of $35,000, plus additional cash fees for non-employee directors of  $15,000 per month for service as a Board member, commencing September 2023.
Equity Compensation
Immediately following the annual meeting of stockholders in 2024, each then-serving non-employee director was granted a Restricted Stock Unit (“RSU”) award having a value of  $300,000.
The annual RSU awards will generally vest upon the earlier of one year after grant or the next annual meeting of stockholders, subject to accelerated or prorated vesting under certain circumstances such as death or

28 // 2025 Proxy Statement

disability or change in control of the Company. Shares of our common stock will generally be issued at, or shortly following, the vesting of the RSUs. The grant date market value for determining the number of shares of common stock subject to each RSU award is the average closing price per share of the Company’s common stock over the 20 trading days immediately preceding and including the grant date.
Prior to 2016, certain of our non-employee directors were granted deferred stock units (“DSUs”) as part of our director compensation program. In 2016, our Compensation Committee approved a plan to allow our non-employee directors to diversify DSUs held by them, subject to the Director Stock Ownership Guidelines described below. Since November 1, 2016, non-employee directors have been permitted to individually choose whether to retain all or part of their DSUs or to elect another investment alternative, such as an index or mutual fund or funds. This program is subject in all respects to our Director Stock Ownership Guidelines, meaning that directors would only be permitted to diversify DSUs held in excess of the required minimum ownership guidelines.
Our employee directors do not receive additional compensation for service on the Board.
Director Stock Ownership Guidelines
Non-employee directors are required to satisfy minimum stock ownership guidelines. Under these guidelines, non-employee directors are required to own equity in the form of common stock or DSUs of the Company equal to a minimum of five times the basic annual cash retainer. This ownership requirement is competitive with the practices of our peer group. Each non-employee director is required to maintain this minimum amount throughout his or her tenure as a member of our Board. New Board members have five years to attain this minimum stock ownership level. In 2024, each non-employee director had met their stock ownership guidelines or is on track to do so by the end of the applicable five-year period.
Our current Corporate Governance Guidelines containing these stock ownership guidelines are available on the investor relations section of our website https://investors.ansys.com/ on the “Governance Documents” page under the “Governance” tab.

2025 Proxy Statement // 29

Director Compensation Table for Fiscal Year 2024
Name1	Fees Earned or Paid in Cash ($)	Stock Awards ($)2,3	Total ($)4
Claire Bramley	$270,000	$299,005	$569,005
Robert Calderoni	$295,000	$299,005	$594,005
Anil Chakravarthy	$270,000	$299,005	$569,005
Glenda Dorchak	$280,000	$299,005	$579,005
Jim Frankola	$295,000	$299,005	$594,005
Alec Gallimore	$270,000	$299,005	$569,005
Ronald Hovsepian	$390,000	$299,005	$689,005
Barbara Scherer	$257,500	$299,005	$556,505
Ravi Vijayaraghavan	$295,000	$299,005	$594,005

1
Dr. Gopal has been omitted from this table because he receives no compensation for serving on our Board. Dr. Gopal’s compensation as President and CEO for fiscal 2024 is detailed in the “Fiscal 2024 Compensation Tables” section of this proxy statement.

2
The values set forth in this column are based on the aggregate grant date fair values of awards computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, “Compensation-Stock Compensation” (“FASB ASC Topic 718”). The grant date fair values of the RSU awards are computed based upon the closing price per share of our common stock on the date of grant. These amounts reflect fair values of these awards on the grant dates, and do not correspond to the actual value that may be realized by the non-employee directors.

3
All Directors listed in the table received an equity award of 922 RSUs on June 7, 2024, and, as of December 31, 2024, each director held 922 outstanding RSUs. As of December 31, 2024, the number of DSUs held by Mr. Hovsepian is 21,523 and by Ms. Scherer is 6,017.

4
Amounts include $215,000 in cash fees received by each non-employee director in 2024 in consideration of the additional board oversight related to the proposed transaction with Synopsys. Without these additional cash fees, the total compensation received in 2024 for each director was: Claire Bramley: $354,005; Robert Calderoni: $379,005; Anil Chakravarthy: $354,005; Glenda Dorchak: $364,005; Jim Frankola: $379,005; Alec Gallimore: $354,005; Ronald Hovsepian: $474,005; Barbara Scherer: $341,505; and Ravi Vijayaraghavan: $379,005.

30 // 2025 Proxy Statement

Proposal 2: Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2025
The Audit Committee of the Board has appointed Deloitte & Touche LLP, an independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2025. During the fiscal year ended December 31, 2024, Deloitte & Touche LLP served as our independent registered public accounting firm.
Notwithstanding its selection and even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of Ansys and our stockholders. At the 2025 Annual Meeting, stockholders are being asked to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Our Audit Committee is submitting the selection of Deloitte & Touche LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance.
Representatives of Deloitte & Touche LLP will be present at the 2025 Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.
If the stockholders do not ratify the appointment of Deloitte & Touche LLP, the Audit Committee may reconsider the appointment.
THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2025.

2025 Proxy Statement // 31

Audit Committee Report to Stockholders
The Audit Committee selects the Company’s independent registered public accounting firm to audit financial statements and to perform services related to the audit, reviews the overall plan and results of the audit with that accounting firm, reviews with management and that accounting firm the Company’s quarterly and annual operating results, including the Company’s audited financial statements, reviews the periodic disclosures related to the Company’s financial statements, considers the adequacy of the Company’s internal control over financial reporting and accounting procedures, oversees internal audit and compliance with the Sarbanes-Oxley Act of 2002, oversees procedures for addressing complaints and anonymous employee submissions and related controls, and oversees the Company’s risk management policies and practices.
With respect to 2024, the Audit Committee:
•
reviewed and discussed the audited financial statements with the Company’s management;

•
discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, including the Critical Audit Matters; and

•
received the written disclosures and the letter from Deloitte & Touche LLP required by the applicable requirements of the PCAOB regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP its independence.

Based on these reviews and discussions, our Audit Committee has recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.
The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements.
The Audit Committee annually reviews Deloitte & Touche LLP’s independence and performance in connection with the Audit Committee’s determination of whether to retain Deloitte & Touche LLP or engage another firm as our independent registered public accounting firm. In the course of these reviews, the Audit Committee considers, among other things:
•
Deloitte & Touche LLP’s historical and recent performance on the audit, including input from those employees with substantial contact with Deloitte & Touche LLP throughout the year about Deloitte & Touche LLP’s quality of service provided, and the independence, objectivity, and professional skepticism demonstrated throughout the engagement by Deloitte & Touche LLP and its audit team;

•
the quality and candor of Deloitte & Touche LLP’s communications with the Audit Committee and management;

•
external data relating to audit quality and performance, including recent PCAOB reports on Deloitte & Touche LLP;

•
Deloitte & Touche LLP’s independence;

•
Deloitte & Touche LLP’s global capabilities, technical expertise, and knowledge of the Company’s global operations and industry;

•
the appropriateness of Deloitte & Touche LLP’s fees, on both an absolute basis and as compared to its peer firms and the fees charged to other public software company peers;

•
Deloitte & Touche LLP’s tenure as our independent auditor and its familiarity with our global operations and businesses, accounting policies and practices and internal control over financial reporting; and

•
Deloitte & Touche LLP’s capability and expertise in handling the breadth and complexity of our global operations, including the Company’s acquisitions; and digital transformation initiatives.

32 // 2025 Proxy Statement

Based on this evaluation, the Audit Committee considers Deloitte & Touche LLP well qualified, with offices or affiliates in or near most locations in the U.S. and other countries where we operate. The Audit Committee believes that Deloitte & Touche LLP is independent and that it is in the best interests of the Company and our stockholders to retain Deloitte & Touche LLP to serve as our independent registered public accounting firm for 2025.
Audit Committee
Jim Frankola, Chair
Claire Bramley
Glenda Dorchak
Alec Gallimore
2025 Proxy Statement // 33

The foregoing Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of Ansys under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.
Independent Registered Accounting Firm Services and Fees
The following table sets forth the aggregate fees billed to us for professional services rendered by Deloitte & Touche LLP for the fiscal years ended December 31, 2024 and 2023, including the reviews of the financial statements included in our Form 10-Q filings and general accounting consultations.
	2024	2023
Audit fees	$1,302,500	$1,348,600
Audit-related fees	$694,274	$744,779
Tax fees	$1,014,974	$1,076,720
All other fees	$—	$8,706
Total	$3,011,748	$3,178,805
“Audit fees” in 2024 and 2023 consisted of fees billed for professional services rendered for the audit of our annual financial statements and management’s report on internal control included in our annual reports on Form 10-K and for the review of the financial statements included in our quarterly reports on Form 10-Q, as well as services that generally only our independent registered public accountants can reasonably provide, including services rendered in connection with SEC filings.
“Audit-related fees” in 2024 and 2023 consisted of assurance and related services by Deloitte & Touche LLP that are reasonably related to the performance of the audit or review of our financial statements and internal controls, including due diligence related to business acquisitions.
“Tax fees” in 2024 and 2023 consisted of fees billed for tax compliance, consultation and planning services. Tax fees in 2024 did not exceed aggregate audit and audit-related fees paid to Deloitte & Touche LLP, and $756,827 of the tax fees incurred in 2024 related to tax return preparation services. Tax fees in 2023 did not exceed aggregate audit and audit-related fees paid to Deloitte & Touche LLP, and $669,095 of the tax fees incurred in 2023 related to tax return preparation services.
“All other fees” in 2023 consisted of consulting services associated with industry-mandatory information security certifications.
All of the services described above performed by Deloitte & Touche LLP in 2024 and 2023 were pre-approved by our Audit Committee in accordance with the pre-approval policy and procedures adopted by our Audit Committee and in effect for those fiscal years. The policy required that during each of the Audit Committee’s scheduled quarterly meetings, a description of services requested to be provided by the independent registered public accounting firm during the following quarter be submitted to the Audit Committee for approval. Any request for audit, audit- related, tax and other services not contemplated during the quarterly approval process were submitted to the Audit Committee for specific pre-approval and did not commence until such approval had been granted.
The Audit Committee is required to pre-approve all services provided by the independent auditor to assure that these services do not impair the independence of the auditor. Unless the type of service is both on a list of pre-approved services and within the quarterly and per service dollar limits established by the procedures, such service will require the specific pre-approval by the Audit Committee. Under the procedures, the Audit Committee can delegate its responsibility to specifically pre-approve certain permitted services to a member or members of the Audit Committee. Any pre-approval granted by delegates must be reported to the Audit Committee at its next scheduled meeting.

34 // 2025 Proxy Statement

Proposal 3: Advisory Approval of the Compensation of Our Named Executive Officers
As required by Section 14A of the Exchange Act, we are asking stockholders to approve, on an advisory and non-binding basis, the compensation of our named executive officers as disclosed in the “Compensation Discussion and Analysis” section, the compensation tables and the related narratives appearing in this proxy statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement. We currently hold our Say-on-Pay vote every year consistent with the expressed wishes of our stockholders who voted at our 2023 Annual Meeting to conduct this advisory vote on an annual basis. After this Say-on-Pay vote, our next Say-on-Pay vote is expected to be conducted at our 2026 Annual Meeting (unless the Merger is consummated prior to such date).
The Say-on-Pay vote is advisory, and therefore is not binding on us, our Compensation Committee or our Board. The Say-on-Pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond, as applicable. Our Board and our Compensation Committee value the opinions of our stockholders.
We believe that our executive compensation program is effective in achieving our objective of attracting and retaining top-level talent.
Accordingly, we ask our stockholders to vote “FOR” the following resolution at the 2025 Annual Meeting:
“RESOLVED, that the stockholders approve, on a non-binding, advisory basis, the compensation of the named executive officers, as disclosed in the proxy statement for the 2025 Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the Compensation
Discussion and Analysis, compensation tables and narrative discussion, and other related disclosure.”
THE BOARD RECOMMENDS A VOTE “FOR” THE ADVISORY APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

2025 Proxy Statement // 35

Our Executive Officers
The following table identifies certain information about our executive officers as of April 29, 2025.
Name	Age	Title
Ajei Gopal	63	President and Chief Executive Officer
Rachel Pyles	41	Chief Financial Officer and Senior Vice President of Finance
Shane Emswiler	50	Senior Vice President, Products
Walt Hearn	45	Senior Vice President of Worldwide Sales and Customer Excellence
Janet Lee	61	Senior Vice President, General Counsel and Secretary
Ajei Gopal Biographical information for Dr. Gopal is set forth in “Proposal 1: Election of Seven Directors for One-Year Terms  –  Director Nominees.”
Rachel Pyles has served as Ansys’ Chief Financial Officer since February 2024. Previously, Ms. Pyles served as Vice President, Strategic Finance. Prior to that Ms. Pyles served as Senior Vice President, Finance, at financial technology solutions provider Fidelity National Information Services, Inc. (“FIS”), from July 2019 to April 2023, where she led the finance team for the merchant solutions segment. Ms. Pyles joined FIS through its acquisition of payment processing provider Worldpay, Inc. in July 2019. While at Worldpay and its predecessors, Ms. Pyles held various leadership positions in corporate finance, finance transformation, and financial planning and analytics since its spin-off from Fifth Third Bancorp in 2009.
Shane Emswiler has served as Ansys’ Senior Vice President of Products since 2020. From 2019 to 2020, he was Ansys’ Senior Vice President and General Manager, Physics business units. He also previously served as Vice President of Ansys’ mechanical, fluids and electronics business units from 2017 until 2019. From 2010 until 2017, he served as Vice President and General Manager of Ansys’ electronics business unit. Prior to this, Mr. Emswiler served as Chief Financial Officer of Ansoft Corporation, a company acquired by Ansys in 2008.
Walt Hearn has served as Ansys’ Senior Vice President, Worldwide Sales & Customer Excellence since February 2023 and previously served as Vice President, Worldwide Sales & Customer Excellence from 2022 to 2023. From 2019 to 2022, he was Ansys’ Vice President of Sales, America & Israel. From 2007 to 2018, Walt held various positions within Ansys including Area Director, Regional Sales Director, and Account Manager.
Janet Lee has served as Ansys’ Senior Vice President, General Counsel and Secretary since February 2023 and previously served as Vice President, General Counsel and Secretary from 2017 to 2023. From 2010 to 2017, she was the Vice President, Legal and Intellectual Property, at HERE Technologies, a mapping technology company. Prior to this, from 2007 to 2010, she held positions of increasing responsibility at Nokia Corporation, including as a Director for Legal and Intellectual Property supporting the Nokia Research Center and Vice President for Legal and Intellectual Property matters for services. Prior to Nokia Corporation, Ms. Lee served as an Assistant General Counsel at America Online, Inc.

36 // 2025 Proxy Statement

Compensation Discussion and Analysis
Our Named Executive Officers
This Compensation Discussion and Analysis (“CD&A”) section describes the compensation of our named executive officers. Our named executive officers for the year ended December 31, 2024 are:
•
Ajei Gopal, President and Chief Executive Officer;

•
Rachel Pyles, Chief Financial Officer and Senior Vice President of Finance;

•
Shane Emswiler, Senior Vice President, Products;

•
Walt Hearn, Senior Vice President of Worldwide Sales and Customer Excellence;

•
Janet Lee, Senior Vice President, General Counsel and Secretary; and

•
Nicole Anasenes, Former Senior Vice President and Chief Financial Officer

On February 15, 2024, we entered into a Transition Agreement with Ms. Anasenes (the “Transition Agreement”) pursuant to which Ms. Anasenes resigned as Chief Financial Officer and Senior Vice President of Finance effective February 22, 2024, but remained an employee until June 7, 2024 (following which she transitioned to providing consulting services until August 2024).
Overview of Compensation Program & Philosophy
Paying for performance is the guiding principle of Ansys’ total rewards strategy. Our philosophy is to target direct total compensation for an effective performer at or near the 50th percentile of the relevant market, with the opportunity to earn above or below target compensation based on achieved results. However, for a superior performer, Ansys’ philosophy is to provide opportunities for total direct compensation that is influenced by the upper quartile of the market data.
Our Compensation Committee structures total direct compensation paid to our named executive officers to be reasonable, competitive and, except as otherwise required by the Merger Agreement, principally performance-based. Generally, the types of compensation and benefits provided to our named executive officers are similar to those provided to our other officers and employees of the Company.
Fiscal 2024 Financial Highlights
We reported revenue of  $2,544.8 million for the year ended December 31, 2024, an increase of 12% and 13% in reported and constant currency*, respectively, when compared to the year ended December 31, 2023. We reported GAAP diluted earnings per share of $6.55 for fiscal 2024 compared to $5.73 for fiscal 2023. Non-GAAP diluted earnings per share was $10.91* for fiscal 2024 compared with $8.80* for fiscal 2023. ACV was $2,563.0 million*, an increase of 11% and 13% in reported and constant currency*, respectively, when compared to fiscal 2023. GAAP operating margin was 28.2%, non-GAAP operating margin was 45.7%* and deferred revenue and backlog was $1,718.3 million at December 31, 2024, an increase of 17% over December 31, 2023. Financial results included operating cash flow of  $795.7 million for 2024 compared to $717.1 million for 2023.
2024 Say-on-Pay Vote
Approximately 86% of the votes cast on the 2024 Say-on-Pay proposal approved the compensation of our named executive officers at our 2024 Annual Meeting. The Compensation Committee considered the results of the 2024 non-binding advisory Say-on-Pay proposal in connection with the discharge of its responsibilities regarding executive compensation and determined that the vote result did not indicate that the Compensation Committee should consider changes to the program based on such vote.
Pending Merger Transaction
As described in more detail at p. 5, on January 15, 2024, the Company entered into the Merger Agreement with Synopsys. The Merger Agreement

*
For additional information on non-GAAP diluted earnings per share, non-GAAP operating margin and constant currency, please see Annex A: Non-GAAP Reconciliations. ACV is a metric we use to better understand the business. There is no GAAP measure comparable to ACV. For a description of ACV, see the section titled “Performance Metrics for Regular-Cycle 2023 PSU Awards” in this proxy statement.

2025 Proxy Statement // 37

provides for the following treatment of outstanding equity grants at the effective time of the Merger (“Effective Time”):
•
Each award of stock options that is outstanding immediately before the Effective Time, whether vested or unvested (other than any award of stock options held by a person who is no longer an employee or other service provider to Ansys), will be assumed by Synopsys and converted into an option to purchase, on the same terms and conditions as were applicable under such stock option award, that number of shares of common stock of Synopsys (rounded down to the nearest whole share) equal to the product of  (i) the number of shares of Ansys common stock subject to such stock option award, multiplied by (ii) an amount equal to the sum of  (A) 0.3450, plus (B) the quotient (rounded down to four decimal places) obtained by dividing (x) $197.00 by (y) an amount equal to the volume weighted average trading price of Synopsys common stock on Nasdaq for the five consecutive trading days ending on the trading day immediately preceding the closing date of the Merger (such calculation described in (ii), the “Conversion Ratio”), at an exercise price per share of Synopsys common stock (rounded up to the nearest whole cent) equal to the quotient obtained by dividing (A) the per share exercise price for the Ansys common stock subject to such stock option award, by (B) the Conversion Ratio;

•
Each stock option award that is unexpired, unexercised and outstanding immediately prior to the Effective Time and which has a per share exercise price for the Ansys common stock subject to such option that is equal to or greater than the equity award cash consideration amount, which is referred to as an “Out-of-the-Money Option,” held by a person who, as of immediately prior to the Effective Time, is no longer an employee or other service provider to Ansys and its subsidiaries, will be canceled and extinguished for consideration.

•
Each RSU that (a) is vested but not yet settled as of immediately prior to the Effective Time, (b) is outstanding as of immediately prior to the Effective Time and was granted to a non-employee member of our board of directors, (c) vests effective as of the Effective Time in accordance with its terms, or (d) is outstanding and not forfeited in accordance with its terms immediately prior to the Effective Time and held by a person who, as of immediately prior to the Effective Time, is no longer an employee or other service provider to the Acquired Companies (each of  (a)-(d), a “Specified RSU”), that is outstanding immediately prior to the Effective Time, whether vested or unvested, will be canceled and extinguished, and the holder will be entitled to receive (A) 0.3450 of a share of Synopsys common stock and (B) $197.00 in cash, without interest and (C) an amount in cash equal to any accrued but unpaid dividend equivalents with respect to each Specified RSU.
•
Each RSU that is outstanding immediately before the Effective Time will be converted into that number of Synopsys RSUs, rounded to the nearest whole share, equal to the product of  (i) the number of shares of Ansys Common stock subject to such RSU, including any accrued but unpaid dividend equivalents, multiplied by (ii) the Conversion Ratio.

•
Each unvested PSU (other than a PSU that is a Specified RSU) that is outstanding immediately before the Effective Time will be converted into that number of Synopsys RSUs, rounded to the nearest whole share, equal to the product of  (i) the number of shares of Ansys common stock subject to such PSU, based on the attainment of the applicable performance metrics at the (x) actual level of performance for performance periods that lapsed in the ordinary course prior to the Effective Time or (y) for each other outstanding PSU, the greater of the target or actual level of performance, as determined by our board of directors immediately prior to the Effective Time, including any accrued but unpaid dividend equivalents, multiplied by (ii) the Conversion Ratio; and

•
Each RSU and PSU that is converted into a Synopsys RSU at the Effective Time will be subject to the same terms and conditions as were applicable to such RSU or PSU prior to the Effective Time, except that any PSU converted to a Synopsys RSU will be subject to solely time-based vesting as of the Effective Time.

38 // 2025 Proxy Statement

Executive Compensation Best Practices
Our Compensation Committee has implemented best practices in executive compensation, including the following:
What We Do	What We Don’t Do
Performance-based cash and equity incentives (except as otherwise required by the Merger Agreement)	No “single trigger” change in control payments and benefits
Significant portion of executive compensation based on Company performance (except as otherwise required by the Merger Agreement)	No post-termination retirement or pension-type non-cash benefits or perquisites for our executive officers that are not available to our employees generally
Nasdaq-compliant clawback policy for certain performance-based compensation	No tax gross-ups for change in control payments and benefits
Stock ownership guidelines for directors and senior management	No repricing or replacing of underwater options without stockholder approval
Caps on performance-based cash and equity incentive compensation	No hedging or pledging of Company securities by directors, officers and employees
100% independent directors on the Compensation Committee	No current dividends paid on unvested equity awards
Independent compensation consultant engaged by the Compensation Committee	No excessive risk-taking with compensation incentives
Annual review and approval of our compensation strategy
Limited perquisites
Our 2024 Executive Compensation Program
Our executive compensation policies and practices reinforce our pay for performance philosophy and align with sound governance principles and stockholder interests. Listed below are the components of our regular-cycle 2024 executive compensation program.

Equity	Time-Based Restricted Stock Units (RSUs)
•
As required by the Merger Agreement, we granted 100% of the named executive officers’ long-term equity compensation in the form of time-based RSUs

•
Generally vest over a three-year period while employed

Cash	Base Salary	• Generally eligible for increases annually
Performance Bonus
•
Target performance bonus ranges from 75% to 150% of a named executive officer’s base salary

•
May earn 0% to 200% of target bonus based on performance metrics of GAAP revenue and non-GAAP operating income (plus individual performance, in the case of certain named executive officers)

•
Cash bonuses paid annually, if earned

2025 Proxy Statement // 39

Objectives of Our Compensation Program
The main objective of our executive compensation program is to serve as a primary part of a competitive total rewards package to attract, retain and incent qualified executive officers who will lead us to long- term success and enhance stockholder value based on the balanced attainment of short-term performance objectives and long-term strategic goals. Each element of our compensation program supports these objectives.
Role of Compensation Consultant
The Compensation Committee has the authority to retain the services and obtain the advice of external advisors, including compensation consultants, legal counsel and other advisors to assist in the evaluation of executive officer compensation. The Compensation Committee periodically reviews its independent executive compensation consulting firm, and also assesses and verifies annually the independence of any firm used to provide such support.
The Compensation Committee directly engaged Compensia to conduct an executive compensation market analysis and review of our short-term cash and long-term equity incentive practices to confirm they align with competitive market practices. Compensia reviewed and advised on all principal aspects of our 2024 executive compensation program, including:
•
Assisting in developing a peer group of publicly traded companies to be used to help assess the competitiveness of executive compensation;

•
Assisting in confirming a competitive compensation framework;

•
Meeting regularly with the Compensation Committee to review all elements of executive compensation, including the competitiveness of our executive compensation program;

•
Assisting in reviewing director compensation, including the competitiveness of our non-employee director compensation program;

•
Assisting in the competitive assessment of the short- term cash and long-term equity incentive plans designs; and

•
Assisting in the risk assessment of our compensation program.

Outside of its services to the Compensation Committee, Compensia provides no other services to us. The Compensation Committee evaluated the independence of Compensia and determined that it is independent. The Compensation Committee also determined that Compensia’s work for the Company in 2024 did not raise any conflicts of interest.
Role of Compensation Committee and Executive Officers in Compensation Decisions
Our Compensation Committee works in close collaboration with the full Board on executive compensation matters. The Compensation Committee has a practice of informing and consulting with the full Board concerning the establishment of performance goals and objectives for our CEO, Dr. Gopal, evaluating our CEO’s performance in light of such goals and objectives, and determining the CEO’s compensation based on that evaluation. Dr. Gopal serves on our Board but recuses himself from any deliberations about his compensation.
For 2024, Dr. Gopal prepared an analysis for the Compensation Committee recommending each element of compensation to be paid to all other named executive officers. The Compensation Committee considered his recommendations, along with a competitive market analysis prepared by Compensia, in approving the compensation of our other named executive officers.
In addition to Dr. Gopal and Compensia, our Human Resources team provides advice, analysis and recommendations to our Compensation Committee.
Peer Group Considerations
Our peer group of companies used for compensation benchmarking purposes was recommended by Compensia. We updated our peer group in 2024. Based on an analysis from Compensia, Splunk Inc. and VMware, Inc., both of which were in our 2023 peer group, no longer met the peer group selection criteria discussed below. Compensia identified two additional companies, Datadog, Inc. and Zscaler, Inc., that met the criteria outlined below.

40 // 2025 Proxy Statement

Peer company selection criteria include:
•
U.S.-based, publicly traded companies in the software industry, with a focus on companies that develop engineering simulation and other highly technical and innovative software products;

•
Comparable revenue size (0.5x to 2.5x our revenue); and

•
Comparable market capitalization (0.3x to 3.0x our market capitalization).

Following the application of this selection criteria, the list of companies was refined based on organic revenue growth, profitability, peers identified by ISS and companies naming Ansys as a peer.
The peer group used to assess the competitiveness of our 2024 compensation consisted of the following companies:
2024 Peer Group
Akamai Technologies, Inc.	Synopsys, Inc.
Autodesk, Inc.	The Trade Desk, Inc.
Cadence Design Systems, Inc.	Twilio Inc.
Datadog, Inc.	Tyler Technologies, Inc.
DocuSign, Inc.	Veeva Systems, Inc.
HubSpot, Inc.	Verisign, Inc.
Paycom Software, Inc.	Workday, Inc.
PTC Inc.	Zscaler, Inc.
ServiceNow, Inc.
We ranked at the 31st percentile on revenue, 46th percentile on 30-day average market cap, and 56th on a market cap/revenue multiple basis within this group when Compensia conducted the analysis in July 2024.
Components of Compensation Program and Fiscal 2024 Compensation
Our 2024 executive compensation program consists of the following principal components:
•
Base salary;

•
Performance-based cash bonus;

•
Time-based equity awards in the form of RSUs (in accordance with the Merger Agreement); and

•
Severance and change in control-related payments and benefits.

We also provide our employees, including our executive officers, with comprehensive employee benefit programs such as, in the United States, medical, dental and vision insurance, a 401(k) plan, life and disability insurance, flexible spending accounts, and other plans and programs made available to eligible employees generally.
We emphasize performance-based, variable incentive compensation over fixed compensation, such as base salary. Each element of compensation is chosen in order to attract, incent, and retain the necessary executive talent and to reward corporate performance by creating a balance between shorter-term corporate performance and providing incentives for the attainment of long-term strategic goals and enhancing stockholder value. The allocation of each element of compensation is determined by our Compensation Committee for each executive based on the following factors:
•
Performance against corporate and organizational objectives for the fiscal year (and in certain cases individual objectives);

•
Importance of particular skill sets and professional abilities to the achievement of long-term strategic goals; and

•
Contribution as a leader, corporate representative and member of the senior management team.

We believe in structuring executive compensation plans that give our executives incentives to deliver certain objective elements of corporate financial performance over specified time periods. We also include in certain cases an element of the reward for non-quantitative achievements demonstrated by certain of our executives in the actions and decisions they make during certain portions of the year.
The allocation of an executive officer’s compensation among each of the compensation components is based on the Compensation Committee’s evaluation of a competitive market analysis, our recruiting and retention goals, our view of internal fairness and consistency and other considerations that our Compensation Committee deems relevant, such as extraordinary performance. While our Compensation Committee does not have a formula for determining the appropriate allocation between cash and non-cash compensation or short-term and long-term

2025 Proxy Statement // 41

performance-based compensation, historically our Compensation Committee has allocated a greater percentage of an executive’s target total direct compensation to equity.
Base Salaries
We pay base salaries to attract talented executives and to provide a fixed base level of cash compensation. Base salaries for executive officers are individually determined by the Compensation Committee after consideration of:
•
The officer’s role, level of responsibility, leadership and experience;

•
Employee retention;

•
Internal equity considerations;

•
External competitiveness of the officer’s base salary and overall total compensation (as compared to the peer group for similar positions, if applicable); and

•
Individual performance.

There are generally three reasons for adjustments to our executives’ base salaries: annual increases, promotions or change in role, and market adjustments. The Compensation Committee considers base salary increases for our executive officers annually, based on the factors described above. The Compensation Committee’s review of these factors is subjective, and no fixed value or weight is assigned to any specific factor when making salary decisions.
2024 Base Salaries
The table below sets forth the 2024 annual base salaries for our named executive officers:
Named Executive Officer	2024 Base Salary	% Increase from 2023	% of Peer Group Median
Ajei Gopal	$850,000	—%	99%
Rachel Pyles	$400,000	21%	72%
Shane Emswiler	$403,454	—%	78%
Walt Hearn	$385,000	—%	73%
Janet Lee	$386,250	—%	80%
Nicole Anasenes *	$469,872	—%

*
Ms. Anasenes voluntarily departed from the company on June 7, 2024.

Ms. Pyles’ 2024 base salary increase was in connection with her promotion to Chief Financial Officer on February 22, 2024.
Performance-Based Cash Bonuses
A key compensation objective is to have a significant portion of each named executive officer’s compensation tied to our performance. In support of this objective and to incentivize progress on our strategic and financial priorities, we generally provide annual performance-based cash bonuses for our named executive officers that reflect achievement of corporate objectives established at the beginning of the calendar year (plus, in certain cases, individual performance).
Executives are assigned a target bonus opportunity each year, and actual bonus awards are calculated based on our achieved financial results at the end of the fiscal year. At the beginning of 2024, after considering the input of our President & CEO and its independent compensation consultant, the Compensation Committee approved the Company’s 2024 annual compensation program metrics and target annual cash bonus opportunities for our named executive officers.
The Compensation Committee determined that GAAP revenue and non-GAAP operating income were the appropriate financial performance metrics to measure the Company’s short-term performance based on their alignment with our long-term growth drivers. The weightings of GAAP revenue and non-GAAP operating income to determine the overall performance-based annual cash bonus are set forth in the tables below.
Although in previous years the Compensation Committee used individual performance measures as part of the basis for the annual performance-based cash bonus for our senior-most officers, the Compensation Committee removed this component in 2023. The individual performance measures remained in effect for Ms. Pyles during the first quarter of 2024 until her promotion on February 22, 2024.
2024 Annual Incentive Plan: Metric Weighting
	GAAP Revenue	Non-GAAP Operating Income
CEO	50.0%	50.0%
Other Named Executive Officers	50.0%*	50.0%*

42 // 2025 Proxy Statement

2024 Annual Incentive Plan: Financial Metric
Revenue Performance ($ in millions)
Achievement Level	Amount	+/-Target	Payout as % of Target
Maximum	$2,491.0	102%	200%
Target	$2,436.0	100%	100%
Threshold	$2,380.0	98%	50%
Non-GAAP Operating Income Performance ($ in millions)
Achievement Level	Amount	+/-Target	Payout as % of Target
Maximum	$1,075.0	103%	200%
Target	$1,043.0	100%	100%
Threshold	$1,011.0	97%	50%

*
Ms. Pyles’ weighted metric for GAAP Revenue and Non-GAAP Operating Income is 48.8%, as seen in the table below, due to her promotion on February 22, 2024.

Payouts as a percentage of target are subject to straight line interpolation to the extent that the performance metrics are achieved between the percentage levels outlined in the tables above.
For the purpose of calculating performance results in the framework of our compensation program, GAAP revenue is adjusted to reflect results at planned foreign currency exchange rates.
Non-GAAP operating income is calculated in accordance with GAAP for the year ended December 31, 2024 and then adjusted to (i) exclude stock-based compensation expense and excess payroll taxes related to stock-based awards, (ii) exclude amortization expense associated with intangible assets acquired in business combinations and (iii) exclude expenses related to business combinations. For the purpose of calculating performance for compensation, non-GAAP operating income is further adjusted to reflect results at planned foreign currency exchange rates.*
*
For additional information on adjusted GAAP revenue and adjusted non-GAAP operating income please see Annex A: Non-GAAP Reconciliations.

2024 Target Performance-Based Cash Bonus Opportunities
The target annual cash bonus opportunities for our named executive officers are expressed as a percentage of their respective base salaries. The table below shows the target bonus amount for each named executive officer as a percentage of base salary and as a corresponding cash amount:
Named Executive Officer	2024 Target Bonus as % of Salary*	2024 Target Cash Bonus Opportunity**	Total Target Cash Compensation Compared to Peer Median
Ajei Gopal	150%	$1,275,000	101%
Rachel Pyles	73%	$285,506	63%
Shane Emswiler	75%	$302,591	76%
Walt Hearn	75%	$288,750	61%
Janet Lee	75%	$289,688	78%
Nicole Anasenes	75%	$352,404	74%

*
Due to Ms. Pyles’ promotion on February 22, 2024, the 2024 target bonus percentage was increased from 60% to 75%. The prior bonus target also included individual performance measures which remained in effect through February 21, 2024. This resulted in a slight reduction to Ms. Pyles’ overall 2024 bonus target.

**
Except for Ms. Anasenes, amounts shown relate to base earnings for 2024 as shown in the Salary column of the 2024 Summary Compensation Table. Ms. Anasenes’s 2024 Target Cash Bonus Opportunity relates to her 2024 annualized earned salary had she not voluntarily departed the Company on June 7, 2024.

2024 Actual Performance-Based Cash Bonus Payments
We achieved the following results as it relates to the 2024 Performance-Based Cash Bonus metrics:
2024 Executive Incentive Plan: Metrics
Revenue Performance ($ in millions)
Target Amount	Achievement Amount	+/- Target
$2,436.0	$2,533.7	104.0%
Non-GAAP Operating Income Performance ($ in millions)
Target Amount	Achievement Amount	+/- Target
$1,043.0	$1,161.1	111.3%

2025 Proxy Statement // 43

The calculations used to determine the initial formulaic achievement of 2024 Performance Based Cash Bonus amounts earned by each named executive officer are shown in the following table:
Named Executive Officer	Metric	Weighting	Achievement Level	Payout as % of Target	Weighted Achievement Level	Total Payout as % of Target
Ajei Gopal	GAAP Revenue	50.0%	104.0	200.0	100.0	200.0
	Non-GAAP Operating Income	50.0%	111.3	200.0	100.0
Rachel Pyles	GAAP Revenue	48.77%	104.0	200.0	97.54	200.0
	Non-GAAP Operating Income	48.77%	111.3	200.0	97.54
	Individual*	2.46%		200.0	4.92
Shane Emswiler	GAAP Revenue	50.0%	104.0	200.0	100.0	200.0
	Non-GAAP Operating Income	50.0%	111.3	200.0	100.0
Walt Hearn	GAAP Revenue	50.0%	104.0	200.0	100.0	200.0
	Non-GAAP Operating Income	50.0%	111.3	200.0	100.0
Janet Lee	GAAP Revenue	50.0%	104.0	200.0	100.0	200.0
	Non-GAAP Operating Income	50.0%	111.3	200.0	100.0
Nicole Anasenes**	GAAP Revenue	50.0%	104.0	N/A	N/A	N/A
	Non-GAAP Operating Income	50.0%	111.3	N/A	N/A

*
Although in previous years the Compensation Committee used individual performance measures as part of the basis for the annual performance-based cash bonus for its senior-most officers, the Compensation Committee removed this component in 2023. The individual performance measures remained in effect for Ms. Pyles through February 21,2024 until her individual promotion on February 22, 2024. After a review of Ms, Pyles’s performance in 2024, the Compensation Committee approved the achievement level based on her individual performance relative to her functional position goals and other performance review factors.

**
In connection with her voluntary departure on June 7, 2024, Ms. Anasenes forfeited her right to receive any 2024 Performance Based Cash Bonus payout.

As a result of the calculation reflected above (plus individual performance in the case of Ms. Pyles) the Compensation Committee awarded cash bonuses in the following amounts:
Named Executive Officer	2024 Cash Bonus Paid	2024 Cash Bonus Paid as % of Salary*	2024 Cash Bonus Payout as % of Target*
Ajei Gopal	$2,550,000	300.0%	200.0%
Rachel Pyles	$571,012	146.5%	200.0%
Shane Emswiler	$605,184	150.0%	200.0%
Walt Hearn	$577,500	150.0%	200.0%
Named Executive Officer	2024 Cash Bonus Paid	2024 Cash Bonus Paid as % of Salary*	2024 Cash Bonus Payout as % of Target*
Janet Lee	$579,376	150.0%	200.0%
Nicole Anasenes	$0	N/A	N/A

*
Rounded to the nearest tenth percent. Amounts shown relate to base earnings for 2024 as shown in the Salary column of the 2024 Summary Compensation Table.

In connection with her voluntary departure on June 7, 2024, Ms. Anasenes forfeited her right to receive any 2024 Performance Based Cash Bonus payout.

44 // 2025 Proxy Statement

Long-Term Equity Compensation
Our executive compensation program includes stock-based awards, the value of which depend on our stock performance and other performance measures, which are intended to drive strong long-term performance. Prior to fiscal year 2024, the stock-based awards consisted of PSUs and time-based RSUs. In accordance with the Merger Agreement, we did not grant any performance-based stock awards in 2024 and were required to only grant time-based RSUs. Therefore, each named executive officer received long-term equity compensation solely in the form of RSUs in 2024.
RSUs offer value delivery to our executive officers while promoting alignment of their interests with the long-term interests of our stockholders in a manner consistent with the compensation practices of our peer companies. For the reasons described above, we believe that the grant of RSUs motivates and helps retain our valued executive officers.
The Compensation Committee, in consultation with our CEO (other than with respect to his own compensation), determines the size of regular-cycle equity awards granted to each of our executive officers. The Committee takes into consideration factors such as the scope of the named executive officer’s role and responsibilities, competitive market data provided by Compensia, individual performance and retention risk. For 2024, the Committee also took into account the terms of the Merger Agreement with Synopsys. See “Pending Merger Transaction” at p. 37.
Performance Metrics for Regular-Cycle 2023 PSU Awards
As described above under “Pending Merger Transaction,” upon the Effective Date of the pending Merger with Synopsys, all PSUs will convert to Synopsys RSUs and will thereafter no longer be subject to performance-based vesting conditions. The below summary is included in the event such awards vest prior to the closing of the Merger.
For the 2023 TSR PSUs, similar to the 2022 PSUs, the Compensation Committee will measure our TSR compared to the Index at the end of a three-year cumulative performance period ending December 31, 2025. The TSR calculation will be based upon the return of the 10-trading-day average price of the Company and the Index preceding the start of the performance period (January 1, 2023) against the 10-trading-day average price at the end of the relevant period (December 31, 2025). The 2023 TSR PSUs will be earned at 100% if our TSR equals the return of the Index at the end of the cumulative three-year performance period.
The target award will be reduced by three percentage points for each percentage point by which the return of the Index exceeds our TSR and will be reduced to zero percent if the return of the Index exceeds our TSR by more than twenty-five percentage points. If we have a negative TSR but it is still higher than the Index, a maximum of 100% of the target may be earned.
The target award will be increased by four percentage points for each percentage point by which our TSR exceeds the return of the Index, up to a maximum of two hundred percent (200%) of the target award.
For purposes of illustration, the performance assessment is as follows:
Sample Ansys Total Stockholder Return	Sample Performance Measurement Index	Difference between Sample Ansys TSR and Index	2023 Performance Multiplier
40	15	+25	200%
40	30	+10	140%
40	40	0	100%
40	42	-2	94%
40	56	-16	52%
40	65	-25	25%
40	70	-30	0%
-10	-20	+10	100%
-10	-5	-5	85%

2025 Proxy Statement // 45

TSR PAYOUT SLOPE
For the Operating Metric PSUs awarded in 2023 and 2022, three, one-year sub-performance periods are used to measure performance against annual goals that are determined by the Compensation Committee at the beginning of the relevant year. At the end of each sub-performance period, performance against the pre-established goals is measured and certified. Earned shares for each one-year sub-performance period will generally vest at the end of the three-year performance period, with payment being contingent upon the named executive officer’s continued employment through the vesting date.
For the 2024 sub-performance period of the 2022 and 2023 Operating Metric PSUs, the Compensation Committee selected adjusted ACV and adjusted unlevered operating cash flow as the metrics for the period, as described below.
Adjusted ACV used for PSUs granted in prior years is a financial metric for which there is no comparable GAAP measure. This metric is calculated as follows:
•
The annualized value of maintenance and subscription lease contracts with start dates or anniversary dates during the period, plus

•
the value of perpetual license contracts with start dates during the period, plus

•
the annualized value of fixed-term services contracts with start dates or anniversary dates during the period, plus

•
the value of work performed during the period on fixed-deliverable services contracts.

To arrive at adjusted ACV, we calculated ACV for the year ended December 31, 2024 and then adjusted to reflect results at planned foreign currency exchange rates.
Unlevered operating cash flow is a supplemental non-GAAP measure that we used to evaluate our core operating business with respect to PSUs granted in prior years. We make cash payments for the interest incurred in connection with our debt financing which are included in our GAAP presentation of operating cash flows. We exclude this cash paid for interest, net of the associated tax benefit, for the purpose of calculating unlevered operating cash flows. We believe this measure is useful to investors and management because it provides a measure of our cash generated through operating activities independent of the capital structure of the business.
To arrive at adjusted unlevered operating cash flow, we calculated unlevered operating cash flow for the year ended December 31, 2024, and then adjusted to reflect results at planned foreign currency exchange rates and to exclude transaction costs related to the Merger Agreement with Synopsys and the impacts of the Merger Agreement with Synopsys on the Ansys Employee Stock Purchase Plan.

46 // 2025 Proxy Statement

The goals for the 2024 sub-performance period within each of the 2022 and 2023 Operating Metric PSUs are based on the attainment of adjusted ACV with an adjusted unlevered operating cash flow modifier as outlined below. The number of PSUs earned between levels will be determined through straight-line interpolation.
Adjusted ACV ($ in millions)		2,472	2,484	2,495	2,506	2,518	2,529	2,540	2,552	2,563	2,574	2,586	2,597
Adjusted Unlevered Operating Cash Flow ($ in millions)	865	155%	165%	175%	185%	200%	200%	200%	200%	200%	200%	200%	200%
	859	145%	155%	165%	175%	185%	200%	200%	200%	200%	200%	200%	200%
	853	135%	145%	155%	165%	175%	185%	200%	200%	200%	200%	200%	200%
	847	125%	135%	145%	155%	165%	175%	185%	200%	200%	200%	200%	200%
	840	115%	125%	135%	145%	155%	165%	175%	185%	200%	200%	200%	200%
	834	105%	115%	125%	135%	145%	155%	165%	175%	185%	200%	200%	200%
	828	100%	105%	115%	125%	135%	145%	155%	165%	175%	185%	200%	200%
	821	95%	100%	105%	115%	125%	135%	145%	155%	165%	175%	185%	200%
	815	85%	95%	100%	105%	115%	125%	135%	145%	155%	165%	175%	185%
	809	75%	85%	95%	100%	105%	115%	125%	135%	145%	155%	165%	175%
	802	65%	75%	85%	95%	100%	105%	115%	125%	135%	145%	155%	165%
	796	55%	65%	75%	85%	95%	100%	105%	115%	125%	135%	145%	155%
	790	45%	55%	65%	75%	85%	95%	100%	105%	115%	125%	135%	145%
	783	35%	45%	55%	65%	75%	85%	95%	100%	105%	115%	125%	135%
	777	25%	35%	45%	55%	65%	75%	85%	95%	100%	105%	115%	125%
	771	15%	25%	35%	45%	55%	65%	75%	85%	95%	100%	105%	115%
	765	0%	15%	25%	35%	45%	55%	65%	75%	85%	95%	100%	105%
No 2024 PSU Awards
As described in the above Pending Merger Transaction section, we did not grant PSUs in 2024 in accordance with the Merger Agreement with Synopsys.
2024 RSU Awards
Each named executive officer received 100% of target long-term equity compensation in the form of RSUs. The RSUs generally vest on a three-year vesting schedule with one-third of the award vesting upon the 12-month anniversary of the grant and the remaining two-thirds vesting quarterly over the next eight quarters (two years). Ms. Anasenes forfeited the unvested portion of her 2023 RSUs (and did not receive any 2024 RSUs) in connection with her departure from the Company in 2024.
For a description of the effect of termination of employment or a change in control on RSU awards, see “Employment, Severance and Change in Control Agreements” below. For a description of actions taken in December 2024 to accelerate the vesting of certain RSUs, see “280G Equity Acceleration” below at p. 48. For a description of the treatment of RSU awards under the Merger Agreement, see “Pending Merger Transaction” at p. 37.
2022 and 2023 PSU Awards
TSR Metric
The 2022 TSR PSUs’ three-year performance period ended on December 31, 2024. The TSR calculation was based upon the return of the 10-trading-day average price of the Company and the Index preceding the start of the performance period (January 1, 2022) against the 10-trading-day average price at the end of the performance period (December 31, 2024).

2025 Proxy Statement // 47

For the 2022 TSR PSUs, the results were as follows:
	Beginning Average	Ending Average	Result
Ansys TSR	$401.85	$338.71	(15.7)%
Index TSR	$15,547.27	$19,678.31	26.6%
Under the terms of the award, the target award is reduced by three percentage points for each percentage point by which the return of the Index exceeds our TSR and is reduced to zero percent if the return of the Index exceeds our TSR by more than twenty-five percentage points. For the three-year period ended December 31, 2024, the Company’s TSR underperformed the Index by 42.3 percentage points.
This resulted in the payout of 0% of target (and therefore no shares) for the 2022 TSR PSUs for each of the named executive officers.
The 2023 TSR PSUs measure our TSR as compared to the Index at the end of a three-year period ending December 31, 2025 and will pay out, if earned, following the end of that period.
Operating Metric
Under the terms of the 2022 Operating Metric PSUs, the 2024 third sub-performance period was earned at 200% based on the performance scale described above. Upon the completion of the performance period for this award, the following shares were paid out for the three sub-performance periods:
Named Executive Officer	Number of Shares of Common Stock
Ajei Gopal	52,466
Rachel Pyles*	0
Shane Emswiler	12,990
Walt Hearn	13,814
Janet Lee	6,246
Nicole Anasenes **	N/A

*
Ms. Pyles was not employed in 2022 and therefore was not awarded the 2022 Operating Metric PSUs.

**
In connection with her voluntary departure on June 7, 2024, Ms. Anasenes forfeited her right to receive the 2024 Operating Metric PSU payout in 2024.

For the 2023 Operating Metric PSU awards, the 2024 second sub-performance period was earned at 200% based on the performance scale described above. The underlying shares for the second sub-performance period will be earned on December 31, 2025, contingent upon the named executive officer’s continued employment through such date and certification of the performance results. Ms. Anasenes forfeited her 2023 Operating Metric PSUs in connection with her departure from Ansys in 2024.
In the event the Merger is consummated prior to the vesting of the 2023 PSU awards, then upon the Effective Date of the Merger with Synopsys, the unvested portions of these 2023 PSUs will convert to time-based Synopsys RSUs and will no longer be subject to performance conditions. See “Pending Merger Transaction” at p. 37.
280G Equity Acceleration
To mitigate the potential impact of Sections 280G and 4999 of the Internal Revenue Code on the Company and its executive officers (including the named executive officers), our Compensation Committee on December 23, 2024 approved the acceleration of the vesting and payments of certain equity awards that otherwise would have been payable to each of Ms. Pyles and Mr. Hearn. Specifically, the Compensation Committee approved the following vesting into December 2024:
•
For Ms. Pyles, a total of 11,186 shares of accelerated RSUs; and

•
For Mr. Hearn, a total of 19,539 shares of accelerated RSUs.

In exchange for the actions described above, the named executive officers entered into 280G Acknowledgments providing that the Company will deposit the after-tax portion of the accelerated RSUs with an escrow agent and with such named executive officer’s after-tax portion of the accelerated RSUs subject to certain release and forfeiture conditions, as further described in the Current Report on Form 8-K filed with the SEC on December 27, 2024. The 280G Acknowledgments generally provide that the after-tax portion of the accelerated RSUs will be released to the applicable executive on or as soon as administratively practicable following the date(s) on which the applicable

48 // 2025 Proxy Statement

portion of the amounts otherwise would have vested and been paid in accordance with the terms applicable to the accelerated RSUs absent the mitigation actions described above.
Other Compensation Policies and Information
Internal Revenue Code Section 162(m) prevents publicly traded companies from receiving a tax deduction on certain compensation in excess of $1 million paid to each covered executive officer in any taxable year. Until 2018, compensation that was “performance-based” under the Internal Revenue Code’s definition was exempt from this limit. On December 22, 2017, the Tax Cuts and Jobs Act was signed into law, and one of its provisions eliminated the “performance-based” exception for deducting compensation in excess of  $1 million under Section 162(m).
To maintain the flexibility to provide compensation programs for our named executive officers that will best incentivize them to achieve our key business objectives and create sustainable long-term stockholder value, the Compensation Committee reserves the right to pay compensation that may not be deductible to the Company if it determines that doing so would be in the best interests of the Company.
Employee Benefits and Perquisites
Employee benefits are provided to all eligible employees, including our named executive officers, which the Compensation Committee believes are reasonable and consistent with its overall compensation objective to better enable us to attract and retain employees. These benefits include, in the United States, medical, dental and vision insurance, health savings account, a 401(k) retirement plan, life and disability insurance, flexible spending accounts, and other programs.
We provide limited perquisites to our executives. We have no deferred compensation, pension arrangements, post- retirement health coverage or similar benefits for our executives that are not generally available to other eligible employees, other than as provided under the CEO’s employment agreement, details of which are included below under “Employment, Severance and Change in Control Agreements.” In addition, we pay for the cost of financial planning services provided by a third party to assist our executives with managing complex investment, tax, legal and estate planning matters so that the executives can remain focused on our business priorities rather than personal financial concerns. While we pay for the cost of this voluntary benefit, the executive is responsible for the taxes on the value of this benefit.
Stock Ownership Guidelines
The Board believes that our non-employee directors and senior officers should hold a meaningful financial stake in the Company to further align their interests with those of our stockholders and to build an ownership mentality among our senior employees. As a result, the Board maintains stock ownership guidelines for senior management. As of December 31, 2024, each of the named executive officers was in compliance with our stock ownership guidelines or was on track to do so by the end of the applicable five-year period. The Board reviews these guidelines annually, and no changes were made in 2024.
Executive Officer Stock Ownership Guidelines
Chief Executive Officer	5x Annual Salary
Senior Vice Presidents	3x Annual Salary
Vice Presidents (Executive)	2x Annual Salary
Equity Counted towards Requirement	common stock owned through direct purchase or vesting of equity compensation
Timeframe for Compliance	5 years
Delegation Authority
Under the terms of the ANSYS, Inc. 2021 Equity and Incentive Compensation Plan (the “2021 Plan”), the Compensation Committee may delegate to one or more of its members, to one or more officers of the Company, or to one or more agents or advisors, certain duties or powers under the 2021 Plan, including by authorizing one or more officers of the Company to designate employees to be recipients of awards and determine the size of such awards (provided that the Compensation Committee may not delegate such authority with respect to awards granted to the Company’s executive officers or directors).

2025 Proxy Statement // 49

Pursuant to such delegation authority and the terms of the ANSYS, Inc. Amended and Restated Equity Grant Policy, the Compensation Committee has authorized the CEO to grant awards of restricted stock units (including both time-based and performance-based) to employees of the Company, other than executive officers.
Clawback of Compensation
We maintain and operate a Clawback Policy (the “Nasdaq Clawback Policy”) that complies with the applicable Nasdaq and SEC requirements. The Nasdaq Clawback Policy provides for the reasonably prompt recovery (or clawback) of certain excess incentive-based compensation received during an applicable three-year recovery period by current or former executive officers (including the named executive officers) in the event we are required to prepare an accounting restatement due to the material noncompliance with any financial reporting requirement under the securities laws. Triggering events include accounting restatements to correct an error in previously issued financial statements that is material to such previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. Excess incentive-based compensation for these purposes generally means the amount of incentive-based compensation received (on or after October 2, 2023) by such executive officer that exceeds the amount of incentive-based compensation that would have been received by such executive officer had it been determined based on the restated amounts, without regard to any taxes paid. Incentive-based compensation potentially subject to recovery under the mandatory accounting restatement provisions of the Nasdaq Clawback Policy is generally limited to any compensation granted, earned or vested based wholly or in part on the attainment of one or more financial reporting measures.
In general, we may utilize a broad range of recoupment methods under the Nasdaq Clawback Policy for mandatory accounting restatement clawbacks. The Nasdaq Clawback Policy does not condition such clawback on the fault of the executive officer, but we are not required to clawback amounts in limited circumstances where the Compensation Committee has made a determination that recovery would be impracticable and (1) we have already attempted to recover such amounts but the direct expense paid to a third party in an effort to enforce the Nasdaq Clawback Policy would exceed the amount to be recovered, (2) the recovery of amounts would violate applicable home country law, or (3) the recovery would likely cause the non-compliance of a tax-qualified retirement plan under the Internal Revenue Code of 1986, as amended, and applicable regulations. Operation of the mandatory accounting restatement provisions of the Nasdaq Clawback Policy is subject to a brief phase-in process during the first few years after its effectiveness. We may not indemnify any such executive officer against the loss of such recovered compensation in the event of a mandatory accounting restatement.
We also maintain and operate our Supplemental Compensation Recoupment Policy, which reflects the then-existing and subsequently restated clawback provisions of our Corporate Governance Guidelines. Under the Supplemental Compensation Recoupment Policy, if our Board determines, in its sole discretion, that our financial results are restated, whether in part or in their entirety, due to misconduct by one or more executive officers, the Board has the discretion to use commercially reasonable best efforts to remedy the misconduct and prevent its recurrence. The Board may determine, to the fullest extent permitted by law, to (i) recoup any bonus or other performance-based compensation that has been paid, (ii) cancel any equity-based awards made, and/or (iii) recoup any gains from equity-based awards made, to any executive officer engaged in such misconduct, subject to the terms of the policy. The Board may also take any of the actions described in the preceding sentence with respect to compensation paid or awarded in the preceding three years if an executive violates the terms of a non-competition agreement with the Company.
The Supplemental Clawback Policy will only operate with respect to amounts subject to the Nasdaq Clawback Policy after recovery occurs under the Nasdaq Clawback Policy, and to the extent that recovery of compensation or other applicable amounts is achieved under the Nasdaq Clawback Policy, there will be no duplication of recovery under the Supplemental Clawback Policy.
Insider Trading Policy
We have an insider trading policy governing the purchase, sale and other dispositions of our securities

50 // 2025 Proxy Statement

that applies to all Company personnel, including directors, officers, employees and other covered persons. We also have procedures in place to govern share repurchases. We believe that our insider trading policy and repurchase procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations and listing standards applicable to us.
Furthermore, under our insider trading policy, no director, executive officer, or employee may at any time purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, puts, calls, and exchange funds), or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities that are (i) granted to them by us as part of their compensation or (ii) held, directly or indirectly, by them.
Directors and executive officers are prohibited from holding our securities in a margin account or otherwise pledging our securities as collateral for a loan.
A copy of our insider trading policy is filed as Exhibit 19.1 to the 2024 Form 10-K.
Stock Grant Practices
Although we do not have a formal policy regarding the timing of equity awards, decisions with respect to prior fiscal year performance, as well as annual equity awards, base salary increases and target performance levels for the current fiscal year and beyond, also typically are made at the Committee’s first regularly scheduled meeting in the fiscal year.
The Committee does not time the grants of any equity incentives in relation to the release of material non-public information, and does not take material non-public information into account when determining the timing and terms of such awards. Similarly, we do not time the release of material, non-public information based on equity award grant dates for the purpose of affecting the value of any named executive officer award.
In fiscal year 2024, none of our named executive officers have been granted any options to purchase shares of our common stock, share appreciation rights or similar option-like instruments.
Post-Employment Compensation
Retirement Benefits
We do not provide pension arrangements or post-retirement health coverage for our named executive officers, except as provided in our Executive Severance Plan and the CEO’s employment agreement. Our U.S.- based employees, including the executives, are eligible to participate in our 401(k) plan or that of one of our subsidiaries. In any plan year, we will contribute to each participant a matching contribution as follows: a dollar-for-dollar match for the first 3% an employee contributes to their 401(k) account, and a 25% match on the next 5% an employee contributes, for a maximum matching payment by us of 4.25%. All executives are eligible to participate in the retirement plans offered generally to employees in the location where they are employed.
Nonqualified Deferred Compensation
We do not provide any nonqualified defined contribution or other deferred compensation plans to our executive officers.
Employment, Severance and Change in Control Agreements
Our executive officers do not have employment agreements with us except in the case of our CEO as described below.
Dr. Gopal Employment Agreement
We entered into an employment agreement with Dr. Gopal on August 29, 2016 pursuant to which Dr. Gopal’s employment was for an initial term of one year and has annually automatically renewed for additional one-year periods unless either party had elected not to renew on 60 days prior written notice or the employment was earlier terminated by either party.
In conjunction with a review and modernization of the Company’s executive severance program, as further described below, on November 1, 2023, the Company and Dr. Gopal entered into an amendment and restatement of this agreement (the “Gopal Agreement”). Under the terms of the Gopal Agreement, in the event that Dr. Gopal’s employment with us is terminated by us without “Cause” or as a result of his resignation with “Good Reason,” (each as defined in the Gopal Agreement) Dr. Gopal will be entitled to (i) receive an

2025 Proxy Statement // 51

amount equal to two times the sum of his then effective base salary plus his target bonus, payable over 24 months in equal installments, (ii) receive payments of the prior year’s earned annual cash incentive, to the extent unpaid, (iii) receive payment of a pro-rated target annual cash incentive for the year of termination, (iv) in certain circumstances, receive a lump sum amount equal to 24 months of the COBRA premium applicable to the health, dental and vision plans in which Dr. Gopal was participating prior to termination, (v) have any outstanding performance-based and time-based equity awards receive accelerated vesting treatment equal to an additional two years after termination, and (vi) have the period of time during which Dr. Gopal may exercise his vested stock options be extended to the longer of  (x) six months after his date of termination or (y) seven days after the commencement of our first open trading window that occurs after the date of termination, but in no event later than the 10 year expiration date of such options.
If a termination under such circumstances described above occurs during the period beginning 60 days prior to the effective date of a definitive agreement that will result in a change in control and ending 18 months after the consummation (closing) of a change in control, then, in lieu of the benefits described in the foregoing paragraph, Dr. Gopal will be entitled to the amounts described in the paragraph above, except that (a) the amounts described in clause (i) above, which will be paid in a lump sum in certain circumstances rather than over 24 months, and (b) instead of the two-year acceleration period described in clause (v) above, all outstanding performance-based and time-based equity awards held by Dr. Gopal shall immediately become fully exercisable, vested and/or non-forfeitable on an accelerated basis, subject to any performance or metric-based requirements set forth therein which shall be separately determined as set forth in the applicable award agreement.
Dr. Gopal has agreed to be subject to certain non-competition, non-solicitation and non-hire provisions during the term of his employment and for 24 months following the termination of his employment, subject to certain limited exceptions. In addition, the Gopal Agreement now provides for payment to Dr. Gopal for certain costs related to certain disputes, enforcement actions or tax audits or proceedings, as well as for up to six years of indemnification for Dr. Gopal under the
Company’s organizational documents, indemnification agreements and insurance coverage, as permitted by applicable law, and includes customary clawback terms and provisions. Dr. Gopal was reimbursed for $25,000 in reasonable legal costs relating to the consideration and negotiation of the amendment and restatement, and the Company agreed to use its reasonable best efforts to have Dr. Gopal nominated for election as a Company director during the term while he is serving as President and Chief Executive Officer of the Company.
Executive Severance Plan
In 2010, we adopted the ANSYS, Inc. Executive Severance Plan, which was amended in 2014 (the “Prior Executive Severance Plan”), for executives and other employees selected for participation by our Compensation Committee. On November 1, 2023, we adopted the ANSYS, Inc. Tier Two Executive Severance Plan (the “Executive Severance Plan”), effective beginning in 2024, and amended and restated the Prior Executive Severance Plan as the ANSYS, Inc. Tier One Executive Severance Plan (the “Tier One Severance Plan”), again effective beginning in 2024. Certain executives other than the named executive officers are participants in the Tier One Severance Plan.
The Executive Severance Plan applies to all named executive officers (with the exception of Dr. Gopal whose severance terms are set forth in the Gopal Agreement, and Ms. Anasenes) chosen for participation by the CEO or the Compensation Committee and who acknowledge their participation in the Executive Severance Plan (including its clawback provisions).
Pursuant to the Executive Severance Plan, covered executives whose employment with us is terminated for any reason other than for cause, death or disability will be entitled to a certain accrued benefits, plus (a) a lump-sum severance payment equal to the sum of (i) 12 months’ base salary and target bonus for the year of termination, (ii) an amount equal to the earned, but unpaid, portion of the covered executive’s bonus, for the prior year, (iii) a pro-rata target annual cash incentive award for the year of termination (determined in the Company’s discretion), and (iv) 12 months’ health and welfare premiums, and (b) will have any outstanding performance-based and time-based equity awards receive accelerated vesting treatment equal to an

52 // 2025 Proxy Statement

additional one year after termination, as described in the Executive Severance Plan. In the event the employment of a covered executive is terminated for any reason other than for cause, death or disability, or by the covered executive with good reason (and absent cause), in either case during the period beginning 90 days prior to the effective date of a definitive agreement that will result in a change in control and ending 18 months after a change in control of the Company, the covered executive will be entitled to the same benefits as above (except that the salary multiple will be 18 months rather than 12 months), and all outstanding stock based awards accelerate and become fully vested and non-forfeitable as of the date of such termination of employment with performance awards deemed earned at target levels.
Severance payments and benefits under the Executive Severance Plan will be subject to tax code Section 280G “best net” cutback provisions in the event of imposition of excise tax under the tax code. The Executive Severance Plan may be amended or terminated at any time by the Company, except that following a change in control the Executive Severance Plan may not be so amended or terminated.
Our executive equity award agreements also provide for “double-trigger” vesting (a change in control and qualifying employment termination).
In all cases, receipt of severance payments is conditioned on the timely execution of an appropriate release of claims on the part of the terminated executive.
For additional information regarding our change in control severance arrangements, see “Potential Payments Upon Termination or Change in Control Under Employment or Other Agreements Table.”
Our Compensation Committee has implemented these arrangements to protect the interests of our senior executives when a potential change in control could affect our executives’ job security, authority or compensation, and believes that these arrangements help us recruit and retain executive-level talent. These change in control severance arrangements also promote the interests of our stockholders by mitigating the senior executives’ concerns about such potential matters and thereby assuring that management provides guidance to the Board and stockholders that is not related to such concerns. In the event employment is terminated for reason of death or disability, all unvested RSUs will become immediately vested. Unvested PSUs will vest, as scheduled, on a prorated basis, based on the achievement of the applicable metrics.

2025 Proxy Statement // 53

Compensation Committee Report
Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis (the “CD&A”) for the year ended December 31, 2024 with management and based on such review and discussion, has recommended to our Board of Directors that the CD&A be included in our proxy statement for the 2025 Annual Meeting and be incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the Securities and Exchange Commission.
Compensation Committee
Robert Calderoni, Chair
Anil Chakravarthy
Ronald Hovsepian
Ravi Vijayaraghavan
The foregoing Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of Ansys under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company specifically incorporates the Report by reference therein.
54 // 2025 Proxy Statement

Compensation Policies and Practices Related to Risk Management
The Compensation Committee, with the assistance of Compensia, assesses and considers potential risks when reviewing and approving our compensation policies and practices for our executive officers and employees, with particular attention to risks related to the Company’s use of, and degree of use of, equity and incentive-based compensation as a portion of the total compensation paid to the executive officers. We have designed our compensation programs, including our incentive compensation plans, with features to address potential risks while rewarding employees for achieving financial and strategic objectives through prudent business judgment and appropriate risk taking. Based upon its assessment, the Compensation Committee believes that any risks arising from our compensation programs do not create disproportionate incentives for our employees to take risks that are reasonably likely to have a material adverse impact on us in the future.
Our Compensation Committee considered the following elements of our compensation plans and policies when evaluating whether our plans and policies encourage our executives and employees to take unreasonable risks:
•
Our base salary component of compensation does not encourage risk taking because it is a fixed amount.

•
Our performance-based cash bonus awards are based on the achievement of two quantitative performance measures, diversifying the risk associated with any single indicator of performance.

•
Assuming achievement of a threshold level of performance, payouts under our performance-based plans result in some compensation at levels below full target achievement rather than an “all-or-nothing” approach, which could engender excessive risk taking.

•
In prior years, we awarded our executives PSUs that are earned, based in part, on the performance of our common stock over a cumulative three-year period providing them with strong incentives to increase stockholder value over the long-term. Pay-outs under this plan are capped at 200% of target to prevent excessive compensation or risk taking on the part of the participants.

•
Our Compensation Committee determines achievement levels under the Company’s performance-based cash bonus program in its discretion after reviewing Company and executive performance and which program similarly caps pay-outs to prevent excessive compensation or risk- taking.

•
We maintain the SEC and Nasdaq required clawback policy.

•
We maintain anti-hedging and anti-pledging policies.

•
Our executive stock ownership policy requires continuing executives to hold shares of stock equal to a minimum of two or three times their base salary, or, in the case of our CEO, equal to a minimum of five times his base salary. Continuing executives must attain the levels described above within five years of becoming subject to this policy.

2025 Proxy Statement // 55

Fiscal 2024 Compensation Tables
2024 Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)1	Stock Awards ($)2, 3	Non-Equity Incentive Plan Compensation ($)4	All Other Compensation ($)5	Total
Ajei Gopal, President and Chief Executive Officer	2024	$850,000	$0	$29,379,507	$2,550,000	$31,148	$32,810,655
	2023	$850,000	$0	$21,312,677	$2,402,483	$68,631	$24,633,791
	2022	$843,750	$312,609	$18,915,491	$1,771,876	$28,772	$21,872,498
Rachel Pyles, Chief Financial Officer and Senior Vice President of Finance	2024	$389,863	$14,068	$4,048,270	$556,944	$26,194	$5,035,339
	2023	$234,168	$55,147	$2,378,479	$198,559	$6,600	$2,872,953
Shane Emswiler, Senior Vice President, Products	2024	$403,454	$0	$7,184,661	$605,184	$13,513	$8,206,812
	2023	$400,556	$0	$5,950,946	$566,078	$13,050	$6,930,630
	2022	$388,851	$120,447	$4,784,231	$360,100	$11,987	$5,665,616
Walt Hearn, Senior Vice President, Worldwide Sales and Customer Excellence	2024	$385,000	$0	$6,043,199	$577,500	$13,513	$7,019,212
	2023	$376,369	$28,797	$4,596,757	$498,010	$28,221	$5,528,154
	2022	$340,000	$391,908	$4,162,380	$0	$20,391	$4,914,679
Janet Lee, Senior Vice President, General Counsel and Secretary	2024	$386,250	$0	$4,909,886	$579,376	$31,148	$5,906,660
	2023	$383,476	$29,054	$2,954,208	$507,438	$29,835	$3,904,011
	2022	$368,509	$91,316	$2,231,789	$273,010	$28,772	$2,993,396
Nicole Anasenes, Former Senior Vice President and Chief Financial Officer	2024	$255,5696	$0	$1,706,590	$0	$21,596	$1,983,755
	2023	$466,498	$0	$6,301,065	$659,267	$29,835	$7,456,665
	2022	$452,865	$140,275	$4,190,965	$419,381	$28,772	$5,232,258

1
For 2024, for Ms. Pyles, reflects the portion of the total Performance-Based Cash Bonus paid for 2024 that is tied to individual results as described in more detail in “Compensation Discussion and Analysis.”

2
For 2024, the values set forth in this column are based on the aggregate grant date fair values of RSU awards (and the 2024 tranche of prior Operating Metric PSU awards) granted and computed in accordance with FASB ASC Topic 718, including as required under SEC disclosure rules (even though no 2024 PSU awards were actually granted in 2024). In December 2024, the Compensation Committee accelerated the vesting of certain stock awards held by each of Ms. Pyles and Mr. Hearn. See “280G Equity Acceleration” at p. 48.

3
For 2024, the amounts shown in the table reflect the target grant date fair values of the 2024 tranche of Operating Metric PSUs granted in 2022 and 2023, as required under SEC disclosure rules (even though no 2024 PSU awards were actually granted in 2024). The grant date fair values of RSUs and the 2024 tranche of Operating Metric PSUs are computed based upon the closing price per share of Ansys’ common stock on the date of grant, as required under SEC disclosure rules. A discussion of the relevant assumptions made in the valuation of these awards is provided in Note 15 of the 2024 Form 10-K.

In the event of maximum payout, the aggregate grant date fair values for the 2024 tranche of the 2022 and 2023 Operating Metric PSUs reflected in the 2024 rows of this column would be:
Name	2023 Operating Metric PSU Award – 2024 Tranche	2022 Operating Metric PSU Award – 2024 Tranche
Ajei Gopal	$6,262,593	$5,939,954
Rachel Pyles	0	0
Shane Emswiler	$1,766,024	$1,470,555
Walt Hearn	$1,412,819	$1,564,969
Janet Lee	$914,936	$707,089
Nicole Anasenes	$1,942,626	$1,470,555
These amounts reflect fair values of these awards on the grant dates, and do not correspond to the actual values that may be realized by the named executive officers.
Due to Ms. Anasenes’s voluntary departure on June 7, 2024, Ms. Anasenes forfeited all of her outstanding unvested equity awards.
56 // 2025 Proxy Statement

4
For 2024, reflects the portion of the total Performance Based Cash Bonus paid to the named executive officers for 2024 that is tied to Company financial performance metrics as described in more detail in “Compensation Discussion and Analysis.”

5
2024 amounts for each of Dr. Gopal, Mr. Hearn, Mr. Emswiler, Ms. Lee, and Ms. Anasenes includes $13,513 in contributions to the 401(k) plan, and for Ms. Pyles includes $13,512 in contributions to the 401(k) plan. Dr. Gopal and Ms. Lee also received $17,635 for financial planning benefits, Ms. Pyles received $12,682 for financial planning benefits, and Ms. Anasenes received $8,083 for financial planning benefits.

6
For 2024, this amount includes $50,000 in consulting fees as described in more detail in “Compensation Discussion and Analysis.”

2025 Proxy Statement // 57

Grants of Plan-Based Awards In Fiscal 2024 Table
Name	Grant Date	Compensation Committee Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock Or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Award ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)7
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Ajei Gopal, President and Chief Executive Officer	1	2/12/24	$637,500	$1,275,000	$2,550,000
	3/1/20242	2/12/24							68,542			$23,278,234
	3/3/20233	2/12/24				1,383	9,220	18,440				$3,131,296
	3/3/20224	2/12/24				1,312	8,745	17,490				$2,969,977
Rachel Pyles, Chief Financial Officer and Senior Vice President of Finance5	1	2/12/24	$142,754	$285,506	$571,012
	3/1/20242	2/12/24							11,920			$4,048,270
Shane Emswiler, Senior Vice President, Products	1	2/12/24	$151,295	$302,591	$605,181
	3/1/20242	2/12/24							16,390			$5,566,372
	3/3/20233	2/12/24				390	2,600	5,200				$883,012
	3/3/20224	2/12/24				325	2,165	4,330				$735,277
Walt Hearn, Senior Vice President, Worldwide Sales and Customer Excellence5	1	2/12/24	$144,375	$288,750	$577,500
	3/1/20242	2/12/24							13,410			$4,554,304
	3/3/20233	2/12/24				312	2,080	4,160				$706,410
	6/1/20224	2/12/24				236	1,574	3,148				$534,562
	3/3/20224	2/12/24				110	730	1,460				$247,923
Janet Lee, Senior Vice President, General Counsel and Secretary	1	2/12/24	$144,844	$289,688	$579,375
	3/1/20242	2/12/24							12,069			$4,098,874
	3/3/20233	2/12/24				202	1,347	2,694				$457,468
	3/3/20224	2/12/24				156	1,041	2,082				$353,544
Nicole Anasenes, Former Senior Vice President and Chief Financial Officer6	1	2/12/24	$77,088	$154,177	$308,354
	3/3/20233	2/12/24				429	2,860	5,720				$971,313
	3/3/20224	2/12/24				325	2,165	4,330				$735,277
Potential payout amounts in the table above reflect the original design of the disclosed awards, and do not necessarily reflect potential payout amounts under the Merger Agreement.
1
Amounts related to the portion of the Performance-Based Cash Bonus that is tied to Company financial performance metrics as described in more detail in “Compensation Discussion and Analysis.” The actual cash payout for 2024 of the Performance Based Cash Bonus that is tied to Company financial performance metrics is disclosed in the Fiscal 2024 Summary Compensation Table under the Non-Equity Incentive Plan Compensation column.

2
Amount represents a grant of time-based RSUs under the 2021 Plan with the updated three-year vesting schedule. One-third of the award generally vests upon the 12 month anniversary of the grant, with the remaining two-thirds generally vesting quarterly over the next eight quarters (two years).

3
Amounts related to the 2024 tranche for Operating Metric PSUs granted in 2023 under the 2021 Plan for which the operating metric goals are established in the first quarter of each year within the three-year performance period. The Compensation Committee established adjusted ACV and adjusted unlevered operating cash flow as the operating metric goal for the 2024 tranche of the 2023 PSU awards on February 12, 2024.

4
Amounts relate to the 2024 tranche for Operating Metric PSUs granted in 2022 under the Fifth Amended and Restated Ansys, Inc. 1996 Stock Option and Grant Plan (“Predecessor Plan”) for which the operating metric goals are established in the first quarter of each year within the three-year performance period. The Compensation Committee established adjusted ACV and adjusted unlevered operating cash flow as the operating metric goal for the 2024 tranche of the 2022 PSU awards on February 12, 2024.

5
In December 2024, the Compensation Committee accelerated the vesting of certain stock awards held by each of Ms. Pyles and Mr. Hearn. See “280G Equity Acceleration” at p. 48.

6
In connection with her voluntary departure in 2024, Ms. Anasenes forfeited her 2022 TSR PSUs, 2022 Operating Metric PSUs, 2023 TSR PSUs, 2023 Operating Metric PSUs, and the unvested portion of her 2022 and 2023 RSUs.

7
The values set forth in this column reflect the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718.

58 // 2025 Proxy Statement

Outstanding Equity Awards At Fiscal Year End 2024 Table
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)1	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)1
Ajei Gopal, President and Chief Executive Officer	92,018			95.09	8/31/2026				2
						10,931	$3,687,354		3
						14,405	$4,859,239		4
						68,542	$23,121,273		5
						52,466	$17,698,356		6
						0	$0		7
						36,880	$12,440,730	18,442	$6,221,040 8
								13,830	$4,665,274 9
Rachel Pyles, Chief Financial Officer and Senior Vice President of Finance						364	$122,788		13
						849	$286,393		14
						3,972	$1,339,875		5
Shane Emswiler, Senior Vice President, Products						2,707	$913,152		3
						4,062	$1,370,234		4
						16,390	$5,528,839		5
						12,990	$4,381,917		6
						0	$0		7
						10,400	$3,508,232	5,202	$1,754,791 8
								3,900	$1,315,587 9
Walt Hearn, Senior Vice President, Worldwide Sales and Customer Excellence						0	$0		3
						0	$0		10
						0	$0		4
						0	$0		5
						4,372	$1,474,807		6
						0	$0		7
						9,442	$3,185,070		11
						0	$0		12
						8,320	$2,806,586	4,162	$1,403,967 8
								3,120	$1,052,470 9
Janet Lee, Senior Vice President, General Counsel and Secretary						1,301	$438,866		3
						2,105	$710,080		4
						12,069	$4,071,236		5
						6,246	$2,106,963		6
						0	$0		7
						5,388	$1,817,534	2,696	$909,442 8
								2,020	$681,407 9
2025 Proxy Statement // 59

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)1	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)1
Nicole Anasenes, Former Senior Vice President and Chief Financial Officer15

1
Determined based on the closing price per share of the Company’s common stock on December 31, 2024 ($337.33).

2
Amount represents a grant of time-based stock options on December 30, 2016 under the Predecessor Plan with a four- year ratable vesting schedule on each anniversary date of the date of grant.

3
Amount represents a grant of time-based RSUs on March 3, 2022 under the Predecessor Plan with a three-year ratable vesting schedule on each anniversary of the date of grant. For Mr. Hearn, the award was accelerated to vest in December 2024. See “280G Equity Acceleration” at p. 48.

4
Amount represents a grant of time-based RSUs on March 3, 2023 under the 2021 Plan with a three-year ratable vesting schedule on each anniversary of the date of grant. For Mr. Hearn, a portion of the award was accelerated to vest in December 2024. See “280G Equity Acceleration” at p. 48.

5
Amount represents a grant of time-based RSUs on March 1, 2024 under the 2021 Plan with a three-year vesting schedule. For Ms. Pyles and Mr. Hearn, a portion of the award was accelerated to vest in December 2024. See “280G Equity Acceleration” at p. 48. The number of shares shown for Ms. Pyles is the portion of the award that remained outstanding as of December 31, 2024.

6
Amount represents a grant on March 3, 2022 of Operating Metric PSUs under the Predecessor Plan. The performance conditions applicable to each tranche were achieved as of December 31, 2024 as follows: 2022 tranche 200%, 2023 tranche 200%, 2024 tranche 200%. The award remained unvested until the Compensation Committee fully certified achievement of the goals and payment in the first quarter of 2025.

7
Amount represents a grant on March 3, 2022 of TSR PSUs under the Predecessor Plan. The performance conditions applicable to the PSUs were not achieved as of December 31, 2024, resulting in a payout of 0% of target.

8
Amount represents a grant on March 3, 2023 of Operating Metric PSUs under the Predecessor Plan. The “Number of Shares or Units of Stock That Have Not Vested” column includes Operating Metric PSUs for which the performance conditions of the 2023 and 2024 tranches have been achieved at 200%. The award continues to be subject to the three-year vesting requirement contingent on a grantee’s continued employment through the end of such period. The “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” column includes the maximum Operating Metric PSUs that could vest under the performance conditions of the 2025 tranche. The 2025 tranche has not been achieved and will remain unvested until the Compensation Committee certifies achievement of the goals after the end of the three-year period.

9
Amount represents maximum payout of a grant on March 3, 2023 of TSR PSUs under the Predecessor Plan. The performance period of the PSUs is for a three-year cumulative period and the performance conditions will not be achieved until the end of such three-year performance period and will remain unvested until the Compensation Committee certifies achievement of the goals after the end of the three-year performance period.

10
Amount represents a grant of time-based RSUs on June 1, 2022 under the 2021 Plan with a three-year ratable vesting schedule on each anniversary of the date of grant. For Mr. Hearn, a portion of the award was accelerated to vest in December 2024. See “280G Equity Acceleration” at p. 48.

11
Amount represents a grant on June 1, 2022 of Operating Metric PSUs under the Predecessor Plan. The performance conditions applicable to each tranche were achieved as of December 31, 2024 as follows: 2022 tranche 200%, 2023 tranche 200%, 2024 tranche 200%. The award remained unvested until the Compensation Committee fully certified achievement of the goals and payment in the first quarter of 2025.

12
Amount represents a grant on June 1, 2022 of TSR PSUs under the Predecessor Plan. The performance conditions applicable to the PSUs were not achieved as of December 31, 2024, resulting in a payout of 0% of target.

13
Amount represents a grant of time-based RSUs on May 1, 2023 under the 2021 Plan with a three-year vesting schedule. For Ms. Pyles, a portion of the award was accelerated to vest in December 2024. See “280G Equity Acceleration” at p. 48. The number of shares shown is the portion of the award that remained outstanding as of December 31, 2024.

14
Amount represents a grant of time-based RSUs on December 1, 2023 under the 2021 Plan with a three-year vesting schedule. For Ms. Pyles, a portion of the award was accelerated to vest in December 2024. See “280G Equity Acceleration” at p. 48. The number of shares shown is the portion of the award that remained outstanding as of December 31, 2024.

15
In connection with her voluntary departure on June 7, 2024, Ms. Anasenes forfeited all of her outstanding unvested equity awards.

60 // 2025 Proxy Statement

Option Exercises and Stock Vested in Fiscal 2024 Table
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Ajei Gopal, President and Chief Executive Officer			74,991	$24,992,091
Rachel Pyles, Chief Financial Officer and Senior Vice President of Finance			14,5081	$4,895,769
Shane Emswiler, Senior Vice President, Products			21,562	$7,182,262
Walt Hearn, Senior Vice President, Worldwide Sales and Customer Excellence			29,5492	$9,940,304
Janet Lee, Senior Vice President, General Counsel and Secretary			8,638	$2,880,157
Nicole Anasenes, Former Senior Vice President and Chief Financial Officer			17,503	$5,839,923

1
Includes 11,186 RSUs accelerated related to 280G mitigation. See “280G Equity Acceleration” at p. 48.

2
Includes 19,539 RSUs accelerated related to 280G mitigation. See “280G Equity Acceleration” at p. 48.

Potential Payments Upon Termination or Change in Control Under Employment or Other Agreements Table
The following table sets forth the potential payments and the value of other benefits that would vest or otherwise accelerate vesting at, following, or in connection with any termination, or a “change in control” of Ansys, or a change in the named executive officer’s position, as such scenarios are contemplated in the contracts, agreements, plans or arrangements described in “Compensation Discussion and Analysis.” Please see “Compensation Discussion and Analysis  –  Post-Employment Compensation” for a description of the Chief Executive Officer’s employment agreement and the Executive Severance Plan.
The table assumes that employment termination and/or the change in control occurred on December 31, 2024 and a valuation of our common stock based on its closing market price per share on December 31, 2024 of  $337.33. The table also assumes that each named executive officer will take all action necessary or appropriate for such person to receive the maximum available benefit, such as execution of a release of claims and compliance with restrictive covenants described in “Compensation Discussion and Analysis.”
As previously discussed above, on January 15, 2024, the Company entered into the Merger Agreement with Synopsys and Merger Sub. Pursuant to the Merger Agreement, subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub is expected to merge with and into Ansys, with Ansys surviving the Merger as a wholly-owned subsidiary of Synopsys.
Upon closing of the Merger, Synopsys stockholders are expected to own approximately 83.5% of the combined company, and Ansys’ stockholders are expected to own approximately 16.5% of the combined company. Such change in ownership upon the consummation of the Merger will constitute a change in control under certain Ansys plans and individual agreements. For a description of the treatment of outstanding equity awards under the Merger Agreement, see “Pending Merger Transaction” at p. 37. We note that actual amounts that we may pay to any named executive officer upon termination of employment can only be determined at the time of such named executive officer’s actual separation.
2025 Proxy Statement // 61

Event*	Ajei Gopal	Rachel Pyles	Shane Emswiler	Walt Hearn	Janet Lee
Retirement
No Payments	N/A	N/A	N/A	N/A	N/A
Total	$0	$0	$0	$0	$0
Termination without Cause and Involuntary Termination for Good Reason (other than related to a Change in Control)1
Cash Severance Payment	$4,250,000	$700,000	$706,045	$673,750	$675,938
Annual Bonus at Target	$1,275,000	$300,000	$302,591	$288,750	$289,688
Accelerated RSUs	$29,741,374	$0	$5,235,024	$0	$3,382,071
Accelerated PSUs	$17,883,887	$0	$5,043,421	$4,034,804	$2,612,958
Outplacement Services	$0	$0	$0	$0	$0
Continued Health Care Benefits	$41,806	$16,001	$20,481	$24,347	$20,481
Total	$53,192,067	$1,016,001	$11,307,562	$5,021,651	$6,981,136
Death2
Accelerated RSUs	$31,667,866	$1,749,056	$7,812,225	$0	$5,220,182
Prorated PSUs	$13,995,822	$0	$3,946,761	$3,157,409	$2,044,557
Total	$45,663,688	$1,749,056	$11,758,986	$3,157,409	$7,264,739
Disability2
Accelerated RSUs	$31,667,866	$1,749,056	$7,812,225	$0	$5,220,182
Prorated PSUs	$13,995,822	$0	$3,946,761	$3,157,409	$2,044,557
Total	$45,663,688	$1,749,056	$11,758,986	$3,157,409	$7,264,739
Voluntary Termination and Termination for Cause
No Payments	N/A	N/A	N/A	N/A	N/A
Total	$0	$0	$0	$0	$0
Change in Control with Termination3
Prorated Annual Cash Incentive Compensation	$1,275,000	$300,000	$302,591	$288,750	$289,688
Accelerated Stock Options	$0	$0	$0	$0	$0
Accelerated RSUs	$31,667,866	$1,749,056	$7,812,225	$0	$5,220,182
PSUs	$17,883,887	$0	$5,043,421	$4,034,804	$2,612,958
Cash Severance Payment	$4,250,000	$900,000	$907,772	$866,250	$869,063
Continued Health Care Benefits	$41,806	$16,001	$20,481	$24,347	$20,481
Outplacement Services	$0	$0	$0	$0	$0
Total	$55,118,559	$2,965,057	$14,086,490	$5,214,151	$9,012,372

*
In connection with her voluntary departure on June 7, 2024, Ms. Anasenes forfeited her right to receive any 2024 Performance Based Cash Bonus payout and all of her outstanding unvested equity awards and did not receive any additional payments or benefits in connection with her departure (other than unused vacation time). This does not include the $50,000 Ms. Anasenes received as payment for her consulting services provided from June 2024 to August 2024.

1
Dr. Gopal is the only named executive officer who receives severance benefits in the event he terminates employment with the Company for “Good Reason” (as defined in his employment agreement) unrelated to a change in control. All the continuing named executive officers receive severance benefits in the event they terminate employment with the Company for “Good Reason” related to a change in control A description of his employment agreement is included in “Compensation Discussion and Analysis  –  Post-Employment Compensation  –  Gopal Agreement.” The rest of the continuing named executive officers are covered under the Severance Plan.

62 // 2025 Proxy Statement

2
The RSU and PSU award agreements provide that, in the event of death or disability, such awards will vest. In the case of the RSU awards, the awards will vest in full and, in the case of the PSUs awards, such awards will pro-rata vest and continue to be contingent upon the attainment of the performance goals as determined by the Compensation Committee after the end of the applicable performance period. 2023 TSR PSUs are assumed at target.

3
As described in “Compensation Discussion and Analysis  –  Post-Employment Compensation,” Dr. Gopal’s employment agreement and the Executive Severance Plan, in the case of the other continuing named executive officers, provide for severance payments and benefits in connection with a termination without “Cause” by the Company or a termination for “Good Reason” (as defined in Dr. Gopal’s employment agreement and the Executive Severance Plan, as applicable).

2025 Proxy Statement // 63

2024 CEO Pay Ratio
The SEC requires disclosure of the annual total compensation of our President and CEO, Dr. Gopal, the annual total compensation of our “median employee” (determined by excluding our President and CEO), and the ratio of their respective annual total compensation to each other (in each case, with annual total compensation calculated in accordance with SEC rules applicable to the Summary Compensation Table).
For fiscal 2024, the values are as follows:
•
Dr. Gopal’s annual total compensation  –   $32,810,655

•
Median employee’s annual total compensation  –   $110,125; and

•
Ratio of Dr. Gopal’s to the median employee’s annual total compensation  –  298:1

We identified the median employee for purposes of our 2024 pay ratio disclosure using our employee population as of October 1, 2024, which date was within the last three months of our 2024 fiscal year. We identified the median employee by: (i) aggregating for each applicable employee (A) annual base salary for permanent employees as of October 1, 2024 (or for hourly employees, the hourly compensation rate multiplied by the target annual work schedule), (B) the target bonus for 2024, and (C) the accounting value of any equity awards granted during 2024, and (ii) ranking this compensation measure for our employees from lowest to highest. This calculation was performed for all employees, excluding Dr. Gopal, whether employed on a full-time, part-time, temporary, or seasonal basis. For non-permanent employees that joined the Company during 2024, annual salary rates were adjusted to account only for the portion of the year that they were employed by the Company. In determining our median employee, we did not use any of the permitted exemptions. We also did not rely on any material assumptions, adjustments (e.g., cost-of-living adjustments), or estimates (e.g., statistical sampling) to identify our median employee or determine annual total compensation or any elements of annual total compensation for our median employee or Dr. Gopal.
We calculated, using the rules applicable to calculate annual total compensation under the summary compensation table, the median employee’s annual total compensation for purposes of determining the ratio of Dr. Gopal’s annual total compensation to such median employee’s annual total compensation for 2024.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

64 // 2025 Proxy Statement

Pay Versus Performance Disclosure
As required by Item 402(v) of Regulation S-K, the following Pay Versus Performance table (“PVP Table”) provides SEC-required information about compensation for our 2024 named executive officers, as well as our named executive officers from our 2024, 2023, 2022 and 2021 proxy statements (each of 2020, 2021, 2022, 2023, and 2024, a “Covered Year,” and such named executive officers, the “NEOs”). The PVP Table also provides information about the results for certain measures of financial performance during those same Covered Years. In reviewing this information, there are a few important things we believe you should consider:
•
The information in columns (b) and (d) of the PVP Table comes directly from our Summary Compensation Table for each of the Covered Years, without adjustment; and

•
As required by the SEC’s PVP rules, we describe the information in columns (c) and (e) of the PVP Table as “compensation actually paid” (or “CAP”) to the applicable NEOs. However, these CAP amounts may not necessarily reflect the final compensation that our NEOs actually earned or walked away with for their service in the Covered Years, respectively.

As required by the SEC’s PVP rules, we provide information in the PVP Table below about our absolute total stockholder return (“TSR”) results, TSR results for a peer group of companies identified in the PVP Table, and our U.S. GAAP net income results during the Covered Years. We did not, however, actually base any compensation decisions for the PVP NEOs on, or link any PVP NEO pay to, the peer group TSR or our U.S. GAAP net income results because those are not metrics used in our short-term or long-term incentive plans during the Covered Years. In addition, the peer group used for purposes of this PVP Table disclosure is substantially different than the comparator companies against which we evaluate relative TSR performance for our named executive officers for purposes of our PSU awards, as described above in our Compensation Discussion and Analysis.
Pay Versus Performance Table
PAY VERSUS PERFORMANCE
Year (a)	Summary Compensation Table Total for PEO (b)1	Compensation Actually Paid to PEO (c)1,2	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (d)1	Average Compensation Actually Paid to Non-PEO Named Executive Officers (e)1,2	Value of Initial Fixed $100 Investment Based On:		Net Income (thousands) (h)	Adjusted ACV (thousands) (i)4
					Total Shareholder Return (f)3	Peer Group Total Shareholder Return (g)3
2024	$32,810,655	$30,613,949	$5,630,356	$2,914,547	$131.01	$218.93	$575,692	$2,556,255
2023	$24,633,791	$47,175,954	$5,954,865	$10,714,267	$140.94	$218.97	$500,412	$2,234,019
2022	$21,872,498	$6,345,680	$4,720,955	$(2,022,048)	$93.85	$148.23	$523,710	$2,120,017
2021	$18,260,634	$30,494,209	$4,325,215	$7,025,221	$155.83	$194.20	$454,627	$1,873,994
2020	$14,089,533	$35,102,268	$4,235,180	$8,449,049	$141.33	$157.00	$433,887	$1,596,385

1
Dr. Gopal served as our principal executive officer (“PEO”) for the full year for each Covered Year. For 2024, our non-PEO NEOs consisted of Rachel Pyles, Shane Emswiler, Walt Hearn, Janet Lee, and Nicole Anasenes. For 2023, our non-PEO NEOs consisted of Nicole Anasenes, Shane Emswiler, Walt Hearn and Janet Lee. For 2022, our non-PEO NEOs consisted of Nicole Anasenes, Shane Emswiler, Janet Lee, and Richard Mahoney. For 2021, our non-PEO NEOs consisted of Nicole Anasenes, Shane Emswiler, Janet Lee, Richard Mahoney, and Maria Shields. For 2020, our non-PEO NEOs consisted of Shane Emswiler, Nicole Anasenes, Richard Mahoney, and Maria Shields.

2025 Proxy Statement // 65

2
For each Covered Year, the values included in this column for the CAP to our PEO and the average CAP to our non-PEO NEOs reflect the following adjustments to the values included in column (b) and column (d), respectively:

DR. GOPAL	2024	2023	2022	2021	2020
Summary Compensation Table Total for PEO (column (b))	$32,810,655	$24,633,791	$21,872,498	$18,260,634	$14,089,533
- aggregate change in actuarial present value of pension benefits	$—	$—	$—	$—	$—
+ service cost of pension benefits	$—	$—	$—	$—	$—
+ prior service cost of pension benefits	$—	$—	$—	$—	$—
- SCT “Stock Awards” column value	$(29,379,507)	$(21,312,677)	$(18,915,491)	$(15,431,959)	$(12,276,512)
- SCT “Option Awards” column value	$—	$—	$—	$—	$—
+Covered Year-end fair value of equity awards granted in the Covered Year that are outstanding and unvested as of the Covered Year-end.	$29,341,638	$28,819,121	$16,469,081	$20,482,912	$13,833,624
+/- change in fair value (from prior year-end to Covered Year-end) of equity awards granted prior to Covered Year that are outstanding and unvested as of the Covered Year-end	$(3,843,886)	$6,588,156	$(6,589,120)	$1,800,566	$9,433,176
+ vesting date fair value of equity awards granted and vested in the Covered Year	$5,899,902	$4,394,477	$2,891,350	$5,546,687	$2,151,513
+/- change in fair value (from prior year-end to vesting date) of equity awards granted in years prior to Covered Year that vested in the Covered Year	$(4,214,853)	$4,053,086	$(9,382,638)	$(164,631)	$7,870,934
- fair value as of prior-year end of equity awards granted in prior years that failed to vest in the Covered Year	$—	$—	$—	$—	$—
+ dollar value of dividends/earnings paid on equity awards in the Covered Year	$—	$—	$—	$—	$—
+ excess fair value for equity award modifications	$—	$—	$—	$—	$—
Compensation Actually Paid to PEO (column (c))	$30,613,949	$47,175,954	$6,345,680	$30,494,209	$35,102,268
66 // 2025 Proxy Statement

AVERAGE FOR NON-PEO NEOS	2024	2023	2022	2021	2020
Average SCT Total for Non-PEO NEOs (column (d))	$5,630,356	$5,954,865	$4,720,955	$4,325,215	$4,235,180
- aggregate change in actuarial present value of pension benefits	$—	$—	$—	$—	$—
+ service cost of pension benefits	$—	$—	$—	$—	$—
+ prior service cost of pension benefits	$—	$—	$—	$—	$—
- SCT “Stock Awards” column value	$(4,778,521)	$(4,950,744)	$(4,010,137)	$(3,330,951)	$(3,650,409)
- SCT “Option Awards” column value	$—	$—	$—	$—	$—
+ Covered Year-end fair value of equity awards granted in the Covered Year that are outstanding and unvested as of the Covered Year-end	$3,001,225	$6,807,856	$2,544,158	$4,278,023	$3,867,188
+/- change in fair value (from prior year-end to Covered Year-end) of equity awards granted prior to the Covered Year that are outstanding and unvested as of the Covered Year-end	$(476,082)	$1,403,109	$(1,050,107)	$468,892	$2,369,501
+ vesting date fair value of equity awards granted and vested in the Covered Year*	$2,193,684	$762,592	$271,789	$1,262,004	$499,861
+/- change in fair value (from prior year-end to vesting date) of equity awards granted in years prior to Covered Year that vested in the Covered Year**	$(647,640)	$736,589	$(1,430,535)	$22,038	$1,127,728
- fair value as of prior-year end of equity awards granted in prior years that failed to vest in the Covered Year	$(2,008,475)***	$—	$(3,068,171)****	$—	$—
+ dollar value of dividends/earnings paid on equity awards in the Covered Year	$—	$—	$—	$—	$—
+ excess fair value for equity award modifications	$—	$—	$—	$—	$—
Average Compensation Actually Paid to Non-PEO NEOs (column (e))	$2,914,547	$10,714,267	$(2,022,048)	$7,025,221	$8,449,049

*
Includes the value of RSUs granted to each of Ms. Pyles and Mr. Hearn that were granted in 2024 and accelerated in 2024. See “280G Equity Acceleration.”

**
Includes the value of RSUs granted to each of Ms. Pyles and Mr. Hearn that were granted prior to 2024 and accelerated in 2024. See “280G Equity Acceleration.”

***
The awards valued at $2,008,475 belonged to Ms. Anasenes and failed to vest due to her voluntary departure from the Company on June 7, 2024.

****
The awards valued at $3,068,171 belonged to Mr. Mahoney and failed to vest due to his voluntary departure from the Company on May 5, 2022.

3
For each of the Covered Years, total stockholder return for the Company and the peer group was calculated as the yearly percentage change in cumulative total stockholder return based on a deemed fixed investment of  $100 at market close on December 31, 2019 and in accordance with Items 201(e) and 402(v) of Regulation S-K. For purposes of this pay versus performance disclosure, we used our industry peer group of seven companies (Autodesk, Inc., PTC, Inc., Cadence Design Systems, Inc., Synopsys, Inc., Altair Engineering, Inc., Aspen Technology, Inc., and Dassault Systemes SE). Because fiscal years are presented in the table in reverse chronological order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.

4
For a description of how adjusted ACV is calculated for each of the Covered Years, see the section titled “Performance Metrics for Regular Cycle 2023 PSU Awards” in this proxy statement.

2025 Proxy Statement // 67

Pay Versus Performance Relationships Descriptions
The following graphical comparisons provide descriptions of the relationships between certain figures included in the PVP Table for each of the Covered Years, including: (a) a comparison between our cumulative total stockholder return and the cumulative total stockholder return of the Peer Group; and (b) comparisons between (i) the compensation actually paid to the PEO and the average compensation actually paid to our non-PEO NEOs and (ii) each of the performance measures set forth in columns (f), (h) and (i) of the pay versus performance table.
CAP vs TSR 2020-2024
CAP vs Net Income 2020-2024
CAP vs ACV 2020-2024

While CAP for our PEO and non-PEO NEOs tracks closely to total stockholder return, we maintain a pay for performance compensation program under which target compensation opportunities are also linked to our performance, as illustrated by the following supplemental graph. For a more detailed and complete understanding of how our compensation program is tied to performance see the Compensation Discussion and Analysis in this year’s proxy.
SCT total vs ACV 2020-2024
68 // 2025 Proxy Statement

Tabular List
The following table lists the five financial performance measures that we believe represent the most important financial performance measures we use to link compensation actually paid to our NEOs for fiscal 2024 to our performance.
Adjusted ACV
Adjusted unlevered operating cash flow
Revenue
Non-GAAP operating income
Relative total shareholder return
2025 Proxy Statement // 69

Ownership of Our Common Stock
Security Ownership of Certain Beneficial Owners
The following table presents information about persons or entities known to the Company to be beneficial owners of more than five percent of our common stock as of April 28, 2025. The number of shares beneficially owned presented below is based solely upon filings of Schedule 13Gs pursuant to the rules of the SEC.
Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent*
BlackRock, Inc. 55 East 52nd Street, New York, NY 10055	7,634,4441	8.7%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	10,161,0542	11.6%

*
Based on 87,916,143 shares of common stock outstanding as of April 28, 2025.

1
The information reported is based on Amendment No. 18 to Schedule 13G filed by BlackRock, Inc. with the SEC on April 17, 2025 reporting beneficial ownership as of March 31, 2025. Of the shares beneficially owned, BlackRock, Inc. has the sole power to vote with respect to 7,020,584 shares, the sole power to dispose of or direct disposition with respect to 7,634,444 shares and shared power to vote, dispose or direct disposition with respect to zero shares.

BlackRock, Inc. is a parent holding company for the following subsidiaries that own shares of our common stock: BlackRock Life Limited, BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock France SAS, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, SpiderRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Deutschland AG, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, BlackRock Asset Management North Asia Limited, BlackRock (Singapore) Limited, and BlackRock Fund Managers Ltd.
2
The information reported is based on Amendment No. 11 to Schedule 13G filed by the Vanguard Group with the SEC on February 13, 2024 reporting beneficial ownership as of December 30, 2023. Of the shares beneficially owned, The Vanguard Group has sole power to vote with respect to zero shares, shared power to vote with respect to 111,158 shares, sole power to dispose of or direct disposition with respect to 9,801,256 shares, and shared power to dispose of or direct disposition with respect to 359,798 shares.

70 // 2025 Proxy Statement

Security Ownership of Our Management
The following table reflects the number of shares of our common stock beneficially owned (unless otherwise indicated) by (i) our named executive officers listed in the “Summary Compensation Table” of this proxy statement, (ii) directors and (iii) all of our directors and executive officers as a group, as of April 28, 2025, based upon their representations to the Company.
Shares Beneficially Owned
Beneficial Owner	Number1	Percent1
Ajei Gopal2	334,739	*
Rachel Pyles3	11,200	*
Shane Emswiler4	34,430	*
Walt Hearn5	32,960	*
Janet Lee6	25,038	*
Nicole Anasenes7	18,818	*
Claire Bramley8	2,334	*
Robert Calderoni8	5,148	*
Anil Chakravarthy8	3,394	*
Glenda Dorchak8	3,230	*
Jim Frankola8	4,530	*
Alec Gallimore8	7,043	*
Ronald Hovsepian9	34,461	*
Barbara Scherer10	10,599	*
Ravi Vijayaraghavan8	5,148	*
All Executive Officers and Directors as a group (15 persons)11	533,072	*

*
Less than 1% of outstanding shares of common stock and based on 87,916,143 shares outstanding as of April 28, 2025.

1
All amounts have been determined in accordance with Rule 13d-3 under the Exchange Act. A person has beneficial ownership of shares if he or she has the power to vote or dispose of such shares. This power can be exclusive or shared, direct or indirect. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock which such person has the right to acquire within 60 days of April 28, 2025. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within 60 days of April 28, 2025 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. As of April 28, 2025, a total of 87,916,143 shares of Common Stock were issued and outstanding. None of the shares reported in the table have been pledged as security.

2
Amount includes 27,284 DSUs, 92,018 shares of common stock issuable upon the exercise of stock options that are currently exercisable, and 8,594 shares of common stock issuable upon vesting of RSUs within 60 days of April 28, 2025.

3
Amount includes 6,389 shares of common stock accelerated in December 2024. See “280G Equity Acceleration” at p. 48.

4
Amount includes 2,179 shares of common stock issuable upon vesting of RSUs within 60 days of April 28, 2025.

5
Amount includes 10,589 shares of common stock accelerated in December 2024. See “280G Equity Acceleration” at p. 48.

6
Amount includes 1,427 shares of common stock issuable upon vesting of RSUs within 60 days of April 28, 2025.

7
Amount includes total shares of common stock beneficially owned as of June 7, 2024, the date Ms. Anasenes departed the Company.

8
Amount includes 922 shares of common stock issuable upon vesting of RSUs within 60 days of April 28, 2025.

9
Amount includes 21,523 DSUs and 922 shares of common stock issuable upon vesting of RSUs within 60 days of April 28, 2025.

10
Amount includes 6,017 DSUs and 922 shares of common stock issuable upon vesting of RSUs within 60 days of April 28, 2025.

11
Includes directors, director nominees and current executive officers. Amount includes 54,824 DSUs, 92,018 shares of common stock issuable upon the exercise of stock options that are currently exercisable, and 20,498 RSUs that will vest within 60 days of April 28, 2025.

2025 Proxy Statement // 71

Equity Compensation Plans
Equity Compensation Plan Information as of December 31, 2024
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights2 (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved by Security Holders1	1,882,2253	$94.46	4,017,5194
Total	1,882,225	$94.46	4,017,519

1
These plans consist of the 2021 Plan, the Predecessor Plan, the Fourth Amended and Restated Employee Stock Purchase Plan (the “Fourth A&R ESPP”), and the ANSYS, Inc. 2022 Employee Stock Purchase Plan (the “2022 ESPP”).

2
The weighted average exercise price does not take into account shares relating to PSUs, RSUs or DSUs, which have no exercise price.

3
Includes 1,326,511 shares relating to outstanding time-based RSUs, 100,340 shares relating to outstanding stock options, 64,198 shares relating to outstanding unearned Operating Metric PSUs at maximum attainment, 48,034 shares relating to outstanding unearned TSR PSUs at maximum attainment, 288,318 shares relating to outstanding earned PSUs at actual attainment, and 54,824 shares relating to DSUs granted to non-employee directors.

4
Includes 3,383,352 shares that were available for future issuance under the 2021 Plan and 634,167 shares that were available for future issuance under the 2022 ESPP at the end of our 2024 fiscal year.

72 // 2025 Proxy Statement

Proposal 4: Stockholder Proposal Requesting Support for Shareholder Right to Act by Written Consent, if Properly Presented
The Company has been notified of the intention to present the following proposal at the 2025 Annual Meeting. The Board and the Company accept no responsibility for the proposal and supporting statement. As required by SEC rules, the proposal and supporting statement are printed verbatim below. Stockholders submitting a proposal must appear personally or by proxy at the 2025 Annual Meeting to move the proposal for consideration. Ansys will provide the name and address of, and the number of the Company’s securities held by, the stockholder proponent promptly upon oral or written request made to the Secretary of the Company. The stockholder proposal follows.
Proposal 4  –  Support for Shareholder Right to
Act by Written Consent
Shareholders request that our board of directors take such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This includes shareholder ability to initiate any appropriate topic for written consent.
ANSS stock is now in somewhat of a slump. During a run-up in stock price ANSS stock was at $391 in 2021 and is at only $342 in late 2024.
To guard against the ANSYS (ANSS) Board of Directors becoming complacent shareholders need the ability to act by written consent to help the ANSS Board adopt new strategies when the need arises.
Adoption of a shareholder right to act by written consent is also important to make up for deficiencies in the expected 2025 ANSS proposal to give shareholders the right to call a special shareholder meeting. ANSS shareholders gave impressive 70% support to the 2024 advisory shareholder proposal to give shareholders the right to call a special shareholder meeting in spite of ANSS publishing a big thumbs-down image next to the shareholder proposal in the proxy.
The 2024 shareholder proposal, approved by 70% of ANSS shares, called for a right for 10% of shares to call for a special shareholder meeting. It is expected that the 2025 ANSS proposal will water down what the 70% of ANSS shares approved and only give the right to call for a special shareholder meeting to a higher percentage of shares than the 10% called for the 2024 shareholder proposal and may also restrict some ANSS shares from having any ability to call for a special shareholder meeting.
Since we do not know in advance how much ANSS will water down the 2024 shareholder proposal, voting for this proposal for a shareholder right to act by written consent can help compensate for a watered down 2025 ANSS special shareholder meeting proposal. Calling for a special shareholder meeting and acting by written consent are 2 means for shareholders to raise important issues between annual meetings.
Please vote yes:
Support for Shareholder Right to Act by
Written Consent   –
Proposal 4
Statement of Opposition
The Board has carefully considered the above proposal and believes that it is not in the best interests of the Company’s stockholders. The Board, comprised entirely of independent directors, except for the CEO, recommends that stockholders vote Against the proposal for the following reasons:
Ansys stockholders have an existing right to call special meetings of stockholders.
Ansys’ governing documents provide that a stockholder or group of stockholders holding at least 20% of the Company’s outstanding stock for at least one year may call a special meeting of the stockholders. Implementation of the current proposal is unnecessary given this existing right of stockholders to call special meetings and the Company’s other governance practices, described below, which enable stockholder action in a transparent manner through a properly noticed meeting in which any stockholder may participate and vote. This special meeting right strikes an appropriate balance between providing stockholders with a meaningful ability to call a special meeting and protecting against a small group of stockholders from using this mechanism for their own special interests. The Board believes that this special meeting right is the appropriate mechanism for stockholders to bring matters to the attention of the Company’s other stockholders between annual meetings.
Ansys has instituted strong corporate governance practices that promote Board accountability and protect stockholder interests.
The Board regularly reviews the Company’s corporate governance practices. The Board believes that the Company’s existing governance structure is in line with best practices, promotes director accountability and protects stockholders’ interests. As further described in this proxy statement, Ansys’ corporate governance structure includes:
•
Independent Board: Nine of the Company’s ten current Board members are independent and all four Board committees are comprised exclusively of independent directors.

•
Independent Board Leadership: The Company maintains separate CEO and Chairman roles, and the Chairman is an independent director.

2025 Proxy Statement // 73

•
Stockholder Right to Call a Special Meeting: As described above, stockholders holding 20% of the outstanding shares of the Company’s stock for at least one year have the right to call special meetings of stockholders.

•
Proxy Access: Stockholders may nominate directors through a proxy access right that is consistent with market practice.

•
No Supermajority Provisions: Ansys’ Charter and By-Law provisions do not include supermajority voting thresholds, and can be amended by a majority vote of stockholders.

•
Majority Voting Standard: The Company has a majority voting standard for uncontested director elections and a director resignation policy.

•
Board Communication: Stockholders may communicate with any director or the full Board, through various means as described in this proxy statement and on our website.

•
Board Declassification: At the 2023 Annual Meeting, stockholders approved amendments to the Charter to declassify the Board.

Ansys provides multiple channels for stockholders to raise matters.
The Company provides multiple channels for stockholders to raise matters, including the right to nominate and elect directors through proxy access, the submission of stockholder proposals, regular engagement with stockholders, and the ability to communicate directly with any director or the full Board. The Company’s ongoing engagement with stockholders is an open and constructive forum for stockholders to express concerns, allows the Company to understand the priorities and perspectives of its stockholders, and enables Ansys to effectively address the issues that matter most to its stockholders. Through these engagements, the Company receives input, provides additional information, and addresses questions on the Company’s corporate strategy, executive compensation programs, corporate governance, and other topics of interest to stockholders.
Action through meetings provides safeguards for all stockholders in an open forum while the proposed action by written consent lacks transparency.
The Board believes that a stockholder meeting allows for an open and transparent forum for meaningful and important disclosure and debate because:
•
the time, date and location of such meetings are announced publicly in advance of the meeting to provide adequate notice to all stockholders of the proposals to be considered;

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74 // 2025 Proxy Statement

•
accurate and complete information about the proposals, as required by law, is widely disseminated in advance of the meeting, which promotes well-informed consideration on the merits of the proposals;

•
at such meetings, stockholders can express their views on proposed actions and participate in deliberations and vote; and

•
the Board has the opportunity to provide a considered recommendation to the stockholders with respect to the proposed action to be taken at the meeting.

These and other procedures ensure that stockholders may raise matters for consideration and that all stockholders receive notice of, and have an opportunity to voice concerns about, proposed actions affecting the Company.
In contrast, because of the lack of required notice to and engagement of all stockholders in a written consent process, the proposed ability for action by written consent would bypass the above existing procedural protections that are afforded to all stockholders through the existing special meeting right. The proposed ability for action by written consent would:
•
permit a simple majority of stockholders to act on significant matters without the advance notice, knowledge and participation of all other stockholders;

•
enable multiple stockholder groups to solicit written consents simultaneously, some of which may be duplicative or contradictory, which could potentially create substantial confusion and disruption for stockholders;

•
deprive stockholders of the opportunity to be informed about the proposed action until it has already been taken, consider alternative views on the proposal, or be afforded the opportunity to debate the merits of the proposal at an open meeting; and

•
eliminate the need for engagement with the Company or the Board about the proposal and remove the Board’s ability to review and make a recommendation regarding the proposal.

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2025 Proxy Statement // 75

Furthermore, the proposed ability to act by written consent encourages short-term stock ownership by investors who can quietly accumulate ownership positions and take important corporate action without the procedural safeguards of waiting periods and compliance with disclosure rules, and other protections inherent in the stockholder meeting and voting process.
In effect, the proposed ability to act by written consent could permit a limited group of stockholders to disenfranchise other stockholders while causing action on potentially significant matters.
The proposal is inconsistent with market practice.
The Company monitors trends in corporate governance and compares and evaluates new developments against Ansys’ current practices. Our review of current market practice shows that a majority of S&P 500 companies either do not permit stockholders to act by written consent or require that any stockholder action by written consent be unanimous. As such, most publicly traded companies do not permit the kind of stockholder action by written consent requested by the proponent. The Board believes the Company’s current provisions are consistent with market practice, especially considering our best-in-class corporate governance policies and practices that protect stockholder interests.
Board Recommendation. After careful consideration of this proposal, the Board has determined that the adoption of a stockholder written consent right requested by the stockholder proposal is not in the best interests of Ansys and its stockholders at this time. The Board believes that the Company’s existing corporate governance policies promote accountability, protect stockholder interests, and provide stockholders with a meaningful ability to voice their opinions, such that implementing this proposal is unnecessary and unwarranted.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” PROPOSAL 4.
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76 // 2025 Proxy Statement

Other Matters
Questions and Answers About the Proxy Materials and the 2025 Annual Meeting
The information provided in the “question and answer” format below is for your convenience only and contains selected practical information about casting your vote. You should read this entire proxy statement carefully.
How can I vote before the virtual annual meeting?
•
To vote before the virtual annual meeting, visit www.proxyvote.com until 11:59 p.m. Eastern Time the day prior to the meeting. Enter your 16-digit control number as indicated.

•
For a description of other ways to vote before the annual meeting, see “How do I vote” herein.

How can I attend the virtual annual meeting and vote during the meeting?
•
To attend the virtual annual meeting and vote during the annual meeting, visit www.virtualshareholdermeeting.com/anss2025. Enter your 16-digit control number as indicated. Stockholders will be able to log in beginning at 11:15 a.m. Eastern Time on June 27, 2025.

What matters am I voting on?
You will be asked to consider and vote upon the following matters:
•
Proposal 1: Election of seven directors for one- year terms;

•
Proposal 2: Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2025;

•
Proposal 3: Advisory approval of the compensation of our named executive officers;

•
Proposal 4: Stockholder proposal requesting support for shareholder right to act by written consent, if properly presented; and

•
Such other business as may properly come before the 2025 Annual Meeting and any adjournments or postponements thereof.

The 2025 Annual Meeting does not relate to the proposed Merger with Synopsys.
How does the Board recommend that I vote?
The Board recommends a vote:
•
FOR the election of each of the seven directors for one-year terms;

•
FOR the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2025;

•
FOR the advisory approval of the compensation of our named executive officers;

•
AGAINST the stockholder proposal requesting support for shareholder right to act by written consent, if properly presented.

Who is entitled to vote?
Holders of our common stock as of the close of business on April 28, 2025, the Record Date, may vote at the 2025 Annual Meeting. As of April 28, 2025, we had 87,916,143 shares of common stock outstanding. In deciding all matters at the 2024 Annual Meeting, each stockholder will be entitled to one vote for each share of common stock held on the Record Date. We do not have cumulative voting rights for the election of directors.
Registered Stockholders.
If your shares are registered directly in your name with our transfer agent, you are considered a stockholder of record with respect to those shares, and the Notice Regarding the Availability of Proxy Materials (the “Notice”) for the 2025 Annual Meeting was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote electronically online during the 2025 Annual Meeting.
Street Name Stockholders.
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, or a street name stockholder, and the Notice was forwarded to you by your broker, bank or other nominee, who is considered the stockholder of record with respect to

2025 Proxy Statement // 77

those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares.
Beneficial owners are also invited to attend the 2025 Annual Meeting. If you request a printed copy of the proxy materials by mail, your broker, bank or other nominee will provide a voting instruction card for you to use to direct your broker, bank or other nominee how to vote your shares. You may also vote electronically online during the 2025 Annual Meeting.
How do I vote?
If you are a registered stockholder, you may:
•
Instruct the proxy holder or holders on how to vote your shares by using www.proxyvote.com, or the toll- free telephone number listed on the Notice, until 11:59 p.m. Eastern Time on June 27, 2025 (have your proxy card in hand when you call or visit the website);

•
Instruct the proxy holder or holders on how to vote your shares by completing and mailing your proxy card to the address indicated on your proxy card (if you received printed proxy materials), which must be received by the time of the 2025 Annual Meeting; or

•
Vote electronically online during the 2025 Annual Meeting. Voting online during the 2025 Annual Meeting will replace any prior votes.

If you are a street name stockholder, you will receive instructions from your broker, bank or other nominee, that will indicate the methods by which you may vote.
Can I change or revoke my vote?
Yes. Subject to any rules your broker, bank or other nominee may have, you can change your vote or revoke your proxy before the 2025 Annual Meeting.
If you are a registered stockholder, you may revoke your proxy or change your vote at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by:
•
Giving written notice of revocation to the Secretary of the Company at or before the 2025 Annual Meeting (mail to: ANSYS, Inc., Southpointe, 2600 Ansys Drive, Canonsburg, PA, 15317);

•
Entering a new vote via the internet or by telephone by 11:59 p.m. Eastern Time on June 26, 2025;

•
Returning a later-dated proxy card which must be received by the time of the 2025 Annual Meeting; or

•
Voting electronically online during the 2025 Annual Meeting.

Attendance at the 2025 Annual Meeting will not, by itself, revoke a proxy.
If you are a street name stockholder, you may change your vote by:
•
Submitting new voting instructions to your broker, bank or other nominee pursuant to instructions provided by such broker, bank or other nominee; or

•
Voting electronically online during the 2025 Annual Meeting.

What happens if I properly execute a proxy but instructions are not given therein?
If instructions are not given, properly executed proxies will be voted “FOR” the election of each of the seven directors for one-year terms (Proposal 1), “FOR” the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2025 (Proposal 2), “FOR” the advisory approval of the compensation of our named executive officers (Proposal 3), and “AGAINST” stockholder proposal requesting support for shareholder right to act by written consent, if properly presented (Proposal 4).
What are “broker non-votes”?
Generally, if securities are held in street name, the beneficial owner is entitled to give voting instructions to the broker or other agent holding the securities. If the beneficial owner does not provide voting instructions, the broker or other agent can vote the shares with respect to matters that are considered “routine,” such as ratification of the Company’s selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2025 (Proposal 2), but not with respect to “non-routine” matters, such as the election of each of the seven directors for one-year terms (Proposal 1), the advisory approval of the

78 // 2025 Proxy Statement

compensation of our named executive officers (Proposal 3), and the stockholder proposal requesting support for shareholder right to act by written consent, if properly presented (Proposal 4).
Broker non-votes occur when a beneficial owner of stock held in street name does not give instructions to the broker or other agent holding the stock as to how to vote on a matter deemed “non-routine.” If a broker or other record holder of our stock does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own stock through a broker or other agent, please be sure to give voting instructions so your vote will be counted on all proposals that come before the 2025 Annual Meeting.
Why did I receive a Notice Regarding the Availability of Proxy Materials on the Internet instead of a full set of proxy materials?
In accordance with the rules of the SEC, we have elected to provide our proxy materials, including this proxy statement and our annual report to our stockholders, primarily via “Notice and Access” delivery. On April 29, 2025, we mailed to our stockholders the Notice that contains instructions on how to access our proxy materials on the internet, how to vote at the 2025 Annual Meeting, and how to request printed copies of the proxy materials and annual report. If you received a Notice by mail, you will not receive a printed copy of the proxy materials by mail. Instead, the Notice provides instructions on how to access the proxy materials and vote over the Internet. If you received a Notice by mail and would like to receive paper copies of the proxy materials by mail, you may follow the instructions contained in the Notice for making this request. We encourage stockholders to take advantage of the availability of the proxy materials on the internet to help reduce the environmental impact of our annual meetings and keep our annual meeting process efficient.
How many votes are needed for approval of each matter?
A majority of the issued and outstanding shares of the Company’s common stock entitled to vote at the 2025 Annual Meeting, represented in person or by proxy, will constitute a quorum. Stockholders will have one vote for each share of stock entitled to vote at the 2025 Annual Meeting. Abstentions and broker non-votes will be included in determining whether a quorum is present. If a quorum is present, the vote requirements for each matter will be as follows:
•
Proposal 1: In an uncontested election, each director nominee will be elected by an affirmative vote of the majority of the votes cast. A majority of the votes cast means the number of votes cast “FOR” such nominee’s election exceeds the number of votes cast “AGAINST” that nominee’s election. You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to each director nominee. Broker non-votes and abstentions are not treated as votes cast and will have no effect on the outcome of the election.

•
Proposal 2: The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2025 will be ratified if the proposal receives the affirmative vote of a majority of the votes cast. You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this proposal. Abstentions are not considered votes cast and will have no effect on the vote outcome. The ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2025 is considered a “routine” matter, so there will be no broker non-votes with respect to Proposal 2. If the stockholders do not ratify the selection of Deloitte & Touche LLP, the Board or Audit Committee may reconsider the selection.

•
Proposal 3: The compensation of our named executive officers must receive the affirmative vote of a majority of the votes cast to be approved on an advisory basis. You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this proposal. Broker non-votes and abstentions are not treated as votes cast and will have no effect on the vote outcome.

•
Proposal 4: Stockholder proposal requesting support for shareholder right to act by written consent, if properly presented, must receive the affirmative vote of a majority of the votes cast to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to this proposal. Broker non-votes and abstentions are not treated as votes cast and will have no effect on the vote outcome.

2025 Proxy Statement // 79

Who will pay for the expenses of solicitation of proxies and what are the methods of solicitation?
The Company will pay the entire expense of soliciting proxies for the 2025 Annual Meeting. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.
Are there any additional proposals to be voted upon at the 2025 Annual Meeting?
Our Board does not know of any matters, other than those described in this proxy statement, that will be presented for vote at the 2025 Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders. In addition, the proxy holders may vote your shares to adjourn the 2025 Annual Meeting and will be authorized to vote your shares at any adjournments or postponements of the 2025 Annual Meeting.
The 2025 Annual Meeting does not relate to the proposed Merger with Synopsys.
Does the Company engage in householding?
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for Notices and other proxy materials with respect to two or more stockholders sharing the same address by delivering a single Notice and set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single copy of our Notice and proxy materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once stockholders have received notice from their broker or us that materials will be sent in the householding manner to the stockholder’s address, householding will continue until we or the broker are otherwise notified or until the stockholder revokes such consent. If, at any time, (i) stockholders sharing an address and receiving multiple copies of our Notice and other proxy materials wish to opt in to householding and receive a single copy of our proxy materials or (ii) stockholders no longer wish to participate in householding and would prefer to receive a separate Notice or other proxy materials in the future, they should notify their broker if shares are held in a brokerage account; if holding registered shares, they should call (866) 540-7095 or write to the following address: 51 Mercedes Way, Edgewood, NY 11717.
Any beneficial owner who has received a single copy of a Notice or other proxy materials at a shared address can request to receive a separate copy of such materials for this 2025 Annual Meeting by written or oral request and we will promptly deliver a separate copy in the format requested. To receive separate copies of those materials for this or for future meetings, please request by telephone, internet, e-mail or mail by following the instructions found on the Notice that you have received or by making your request in writing to your broker or to us, as appropriate.

80 // 2025 Proxy Statement

Stockholder Proposals and Nominations for the 2026 Annual Meeting
Under SEC rules and our Sixth Amended and Restated By-Laws (the “By-Laws”), stockholders must follow certain prescribed procedures to introduce an item of business at an annual meeting of the Company. Each of the deadlines below apply only in the event that the proposed Merger with Synopsys is not completed and the Company is required to hold its 2026 Annual Meeting.
Stockholder Proposals  –  Proxy Access By-Laws
Pursuant to our By-Laws, stockholders have the ability to nominate and include director candidates in our proxy materials if such nominations are submitted in accordance with all the procedures set forth in the By-Laws. The following is a summary of the requirements for a stockholder to access the proxy statement to nominate and include director candidates in our proxy statement and should be read in conjunction with the detailed requirements found in our By-Laws.
•
WHO: A stockholder or group of up to 20 stockholders holding at least 3% of the Company’s outstanding capital stock for three years.

•
WHAT: Stockholders can nominate up to 20% of the Board, or at least two individuals (if greater than 20%).

•
WHEN: Stockholder nominations must be received by the Secretary at the principal executive office of the Company not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the anniversary date of the prior year’s annual meeting.

•
HOW: Stockholders must provide written notice to the Secretary of the Company expressly nominating its nominee(s) and electing to have its nominee(s) included in the Company’s proxy materials and provide the information detailed in Article II, Section 4 of the By-Laws including, without limitation, the following: (a) information concerning the stockholder nominee and the stockholder that is required to be disclosed in the Company’s proxy statement by the rules and regulations promulgated under the Exchange Act, by the By-Laws, by the Certificate of Incorporation and/or by the listing standards of each principal U.S. exchange upon which the common stock of the Company is listed, (b) a written statement, if any, consisting of 500 words or less delivered by the stockholder in support of the stockholder nominee’s candidacy, (c) a statement from the stockholder nominee as to whether such nominee is or has agreed to become a party to any agreement, arrangement, or understanding with, or commitment or assurance to, any person or entity as to how such nominee, if elected as a director, will act or vote on any issue or question, which such agreement, arrangement, or understanding has not been disclosed to the corporation, and the substance of such agreement, arrangement, understanding, commitment or assurance, (d) a statement from the stockholder nominee disclosing the existence and substance of any agreement, arrangement, or understanding with any person with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with service or action as a stockholder nominee or as a director, and (e) any updates to such information as provided in the By-Laws.
Stockholder director nominations intended to be included in our proxy statement and presented at our 2026 Annual Meeting must be received by the Secretary of the Company at our principal executive offices no earlier than January 28, 2026 nor later than February 27, 2026, in accordance with the Company’s By-Laws.
Stockholder Proposals  –  Advance Notice By-Laws
Our By-Laws also establish an advance notice procedure for stockholders who wish to present a proposal at an annual meeting of stockholders, but who do not intend for the proposal to be included in our proxy materials.

2025 Proxy Statement // 81

Stockholder proposals intended to be presented at the 2026 Annual Meeting, which are not to be included in the Company’s proxy materials, must be received by the Secretary of the Company at the Company’s principal executive offices, in writing, no earlier than February 27, 2026 nor later than April 13, 2026 in accordance with the By-Laws, including complying with all the informational and other requirements included therein.
For nominations of directors pursuant to the advance notice provisions of the By-Laws, certain information must be presented on a timely basis to the Company regarding any stockholder director nominees including the following set forth in Article II, Section 3 of the By-Laws, including, among other things: (a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, (c) any Material Ownership Interests (as defined in the By-Laws) which are beneficially owned by such person on the date of such stockholder notice, (d) any material pending or threatened legal proceeding involving the Company, any affiliate of the Company or any of their respective directors or officers, to which such person or its respective affiliates is a party, (e) any equity interests, including any convertible, derivative or short interests, in any principal competitor of the Company, (f) all information relating to such person that would be required to be disclosed in a proxy statement or other filing required pursuant to Section 14(a) of the Exchange Act to be made in connection with a general solicitation of proxies for an election of directors in a contested election (including the consent of each nominee to serve as a director, if elected, and (g) any updates to such information as provided in the By-Laws. For a stockholder to bring business or director nominations before an annual meeting (other than matters properly brought under the Exchange Act (as described below)), such stockholder must comply with the procedures set forth in Article I, Section 2 of the By-Laws with respect to business other than director nominations and with the procedures set forth in Article II, Section 3 or Article II, Section 4 with respect to director nominations, and these procedures shall be the exclusive means for a stockholder to bring such business or nominations properly before an annual meeting.
Compliance with Universal Proxy Rules for Director Nominations  –  SEC Rule 14a-19
In addition to satisfying the foregoing requirements under the By-Laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Ansys’ nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than Ansys’ nominees), which notice must be postmarked or transmitted electronically to Ansys at its principal executive offices no later than 60 calendar days prior to the anniversary date of the 2025 Annual Meeting (for the 2026 Annual Meeting, no later than April 28, 2026). However, if the date of the 2026 Annual Meeting is changed by more than 30 calendar days from such anniversary date, then notice must be provided by the later of 60 calendar days prior to the date of the 2026 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2026 Annual Meeting is first made by Ansys.
Stockholder Proposals  –  SEC Rule 14a-8
Under SEC Rule 14a-8, stockholder proposals intended to be presented at the Company’s 2026 Annual Meeting must be received by the Company at its principal executive offices, in writing, by December 30, 2025 to be considered for inclusion in the Company’s proxy materials for the 2026 Annual Meeting.

82 // 2025 Proxy Statement

ANSYS, Inc. 2600 Ansys Drive Canonsburg, PA 15317 U.S.A. © 2025 ANSYS, Inc. All Rights Reserved.
When visionary companies need to know how their world-changing ideas will perform, they close the gap between design and reality with Ansys simulation. For more than 50 years, Ansys software has enabled innovators across industries to push boundaries by using the predictive power of simulation. From sustainable transportation to advanced semiconductors, from satellite systems to life-saving medical devices, the next great leaps in human advancement will be powered by Ansys.
Take a leap of certainty ... with Ansys.
Visit www.ansys.com for more information.
Ansys and any and all ANSYS, Inc. brand, product, service and feature names, logos and slogans are registered trademarks or trademarks of ANSYS, Inc. or its subsidiaries in the United States or other countries. All other brand, product, service and feature names or trademarks are the property of their respective owners.

2025 Proxy Statement // 83

Note About Forward-Looking Statements
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). Forward-looking statements are statements that provide current expectations or forecasts of future events based on certain assumptions. Forward-looking statements are subject to risks, uncertainties, and factors relating to our business which could cause our actual results to differ materially from the expectations expressed in or implied by such forward-looking statements. We describe such risks, uncertainties, and factors in the “Risk Factors,” “Quantitative and Qualitative Disclosures about Market Risk,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Forms 10-K and 10-Q.
Forward-looking statements use words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “may,” “outlook,” “plan,” “predict,” “project,” “should,” “target,” or other words of similar meaning. Forward-looking statements include those about market opportunity, including our total addressable market, the proposed transaction with Synopsys, Inc., including the expected date of closing and the potential benefits thereof, or other aspects of future operation. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.
The risks associated with the following, among others, could cause actual results to differ materially from those described in any forward-looking statements:
•
our ability to complete the proposed transaction with Synopsys on anticipated terms and timing, including completing the associated divestiture of our PowerArtist RTL business and obtaining regulatory approvals, and other conditions related to the completion of the transaction with Synopsys;

•
the realization of the anticipated benefits of the proposed transaction with Synopsys, including potential disruptions to our and Synopsys’ business and commercial relationships with others resulting from the announcement, pendency, or completion of the proposed transaction and uncertainty as to the long-term value of Synopsys’ common stock;

•
restrictions on our operations during the pendency of the proposed transaction with Synopsys that could impact our ability to pursue certain business opportunities or strategic transactions, including tuck-in M&A;

•
adverse conditions in the macroeconomic environment, including inflation, recessionary conditions and volatility in equity and foreign exchange markets;

•
political, economic and regulatory uncertainties in the countries and regions in which we operate;

•
impacts from tariffs, trade sanctions, export controls or other trade barriers, including export control restrictions and licensing requirements for exports to China;

•
impacts resulting from the conflict between Israel and Hamas and other countries and groups in the Middle East, including impacts from changes to diplomatic relations and trade policy between the United States and other countries resulting from the conflict;

•
impacts from changes to diplomatic relations and trade policy between the United States and Russia or between the United States and other countries that may support Russia or take similar actions due to the conflict between Russia and Ukraine;

•
constrained credit and liquidity due to disruptions in the global economy and financial markets, which may limit or delay availability of credit under our existing or new credit facilities, or which may limit our ability to obtain credit or financing on acceptable terms or at all;

•
our ability to timely recruit and retain key personnel in a highly competitive labor market, including potential financial impacts of wage inflation and potential impacts due to the proposed transaction with Synopsys;

•
our ability to protect our proprietary technology; cybersecurity threats or other security breaches, including in relation to breaches occurring through our products and an increased level of our activity that is occurring from

84 // 2025 Proxy Statement

remote global off-site locations; and disclosure and misuse of employee or customer data whether as a result of a cybersecurity incident or otherwise;
•
volatility in our revenue due to the timing, duration and value of multi-year subscription lease contracts; and our reliance on high renewal rates for annual subscription lease and maintenance contracts;

•
declines in our customers’ businesses resulting in adverse changes in procurement patterns; disruptions in accounts receivable and cash flow due to customers’ liquidity challenges and commercial deterioration; uncertainties regarding demand for our products and services in the future and our customers’ acceptance of new products; delays or declines in anticipated sales due to reduced or altered sales and marketing interactions with customers; and potential variations in our sales forecast compared to actual sales;

•
our ability and our channel partners’ ability to comply with laws and regulations in relevant jurisdictions; and the outcome of contingencies, including legal proceedings, government or regulatory investigations and tax audit cases;

•
uncertainty regarding income tax estimates in the jurisdictions in which we operate; and the effect of changes in tax laws and regulations in the jurisdictions in which we operate;

•
the quality of our products, including the strength of features, functionality and integrated multiphysics capabilities; our ability to develop and market new products to address the industry’s rapidly changing technology, including the use of artificial intelligence and machine learning in our products as well as the products of our competitors; failures or errors in our products and services; and increased pricing pressure as a result of the competitive environment in which we operate;

•
investments in complementary companies, products, services and technologies; our ability to complete and successfully integrate our acquisitions and realize the financial and business benefits of the transactions; and the impact indebtedness incurred in connection with any acquisition could have on our operations;

•
investments in global sales and marketing organizations and global business infrastructure; and dependence on our channel partners for the distribution of our products;

•
current and potential future impacts of any global health crisis, natural disaster or catastrophe; the actions taken to address these events by our customers, our suppliers, and regulatory authorities; the resulting effects on our business, the global economy and our consolidated financial statements; and other public health and safety risks and related government actions or mandates;

•
operational disruptions generally or specifically in connection with transitions to and from remote work environments; and the failure of our technological infrastructure or those of the service providers upon whom we rely including for infrastructure and cloud services;

•
our intention to repatriate previously taxed earnings and to reinvest all other earnings of our non-U.S. subsidiaries;

•
plans for future capital spending and the extent of corporate benefits from such spending; and higher than anticipated costs for research and development or a slowdown in our research and development activities;

•
our ability to execute on our strategies related to environmental, social, and governance matters, and meet evolving and varied expectations, including as a result of evolving regulatory and other standards, processes, and assumptions, the pace of scientific and technological developments, increased costs and the availability of requisite financing, and changes in carbon markets; and

•
other risks and uncertainties described in our reports filed from time to time with the Securities and Exchange Commission (SEC).

Information Referenced in this Proxy Statement
The content of the websites referred to in this proxy statement are not deemed to be part of, and are not incorporated by reference into, this proxy statement.
2025 Proxy Statement // 85

Annex A: Non-GAAP Reconciliations
We provide information below to reconcile to GAAP those non-GAAP financial metrics used by management to measure performance and those financial metrics used by the Compensation Committee that are either non-GAAP financial metrics or reflect adjustments approved by the Compensation Committee. Reconciliations for non-GAAP operating margin and non-GAAP diluted earnings per share for the years ended December 31, 2024 and December 31, 2023 can be found in Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-K for the year ended December 31, 2024.
Revenue
(in millions, except percentages)	Year ended December 31, 2024	Year ended December 31, 2023	Percentage Change	Percentage Change – Constant Currency
Revenue	$2,544.8	$2,269.9	12%	13%
Other Compensation Committee approved adjustments*	(11.1)	(68.1)	N/A	N/A
Revenue, as adjusted	$2,533.7	$2,201.8	N/A	N/A

*
Adjustments to exclude the impact of actual foreign currency exchange rates compared to planned foreign currency exchange rates.

Operating Income
(in millions)	Year ended December 31, 2024
Operating Income (GAAP)	$717.9
Stock-based compensation expense	270.9
Excess payroll taxes related to stock-based awards	8.6
Amortization expense associated with intangible assets acquired in business combinations	112.3
Expenses related to business combinations	52.8
Operating Income (Non-GAAP)	$1,162.6
Other Compensation Committee approved adjustments*	(1.5)
Operating Income, as adjusted (Non-GAAP)	$1,161.1

*
Adjustments to exclude the impact of actual foreign currency exchange rates compared to planned foreign currency exchange rates.

2025 Proxy Statement // A-1

Operating Cash Flows
(in millions)	Year ended December 31, 2024
Operating Cash Flow (GAAP)	$795.7
Cash paid for interest	47.1
Tax benefit	(8.2)
Unlevered operating cash flows	$834.6
Adjustment for the Merger Agreement with Synopsys*	28.8
Compensation Committee approved adjustments**	(7.4)
Unlevered Operating Cash Flow, as adjusted	$856.0

*
Adjustments to exclude transaction costs related to the Merger Agreement with Synopsys and impacts to the Ansys Employee Stock Purchase Plan.

**
Adjustments to exclude the impact of actual foreign currency exchange rates compared to planned foreign currency exchange rates.

Constant Currency
This proxy statement includes a discussion of constant currency results, which we use for financial and operational decision-making and as a means to evaluate period-to-period comparisons by excluding the effects of foreign currency fluctuations on the reported results. Constant currency is a non-GAAP measure. All constant currency results presented in this proxy statement exclude the effects of foreign currency fluctuations on the reported results. To present this information, the 2024 results for entities whose functional currency is a currency other than the U.S. Dollar were converted to U.S. Dollars at rates that were in effect for the 2023 comparable period, rather than the actual exchange rates in effect for 2024. Constant currency growth rates are calculated by adjusting the 2024 reported amounts by the 2024 currency fluctuation impacts and comparing to the 2023 comparable period reported amounts.
A-2 // 2025 Proxy Statement

Ansys

2025 PROXY STATEMENT

ANSYS, Inc.

Southpointe
2600 Ansys Drive
Canonsburg PA 15317
USA

Phone: 844.Go.Ansys
Toll Free: 844.462.6797
Fax: 724.514.9494

ANSYS, INC. 2600 ANSYS DRIVE CANONSBURG, PA 15317 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/26/2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/26/2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY R1.0.0.2 1 _ 0000677119 TheBoard of Directors recommends you vote FOR thefollowing:
1.Election of Seven Directors for One-Year Terms: NomineesForAgainstAbstain 1A.Claire Bramley000 1B.Anil Chakravarthy000 1C.Jim Frankola000 1D.Alec Gallimore000 1E.Ronald Hovsepian000 1F.Barbara Scherer000 1G.Ravi Vijayaraghavan000 The Board of Directors recommends you vote FORForAgainstAbstain proposals 2 and 3. 2.Ratification of the Selection of Deloitte &000 Touche LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2025 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. 3.Advisory Approval of the Compensation of Our Named Executive Officers The Board of Directors recommends you vote AGAINST the following proposal: 4.Stockholder Proposal Requesting Support for Shareholder Right to Act by Written Consent, if Properly Presented NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. ForAgainst Abstain 00 0 ForAgainst Abstain 00 0 Signature PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and 2024 Annual Report are available at www.proxyvote.com ANSYS, INC. Annual Meeting of Stockholders Friday, June 27, 2025 11:30 A.M Eastern Time www.virtualshareholdermeeting.com/anss2025 This proxy is solicited by the Board of Directors The undersigned hereby appoints AJEI S. GOPAL and RACHEL PYLES, attorneys and proxies, with full power of substitution, to represent the undersigned and to vote all shares of ANSYS, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of ANSYS, Inc. to be held virtually on Friday, June 27, 2025 at 11:30 a.m. Eastern Time, or at any adjournments or postponements thereof, upon all matters set forth in the Notice of Annual Meeting and Proxy Statement, with all powers that the undersigned would posses if personally present. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, the proxy will be voted "FOR" the election of each nominee in Proposal 1, "FOR" each of Proposals 2 and 3, and "AGAINST" Proposal 4. In their discretion, the proxies named herein are authorized to vote in accordance with their judgment upon such other matters as may properly come before the Annual Meeting (including, without limitation, to adjourn the Annual Meeting) and any adjournments or postponements thereof. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO SUBMIT YOUR VOTE VIA THE INTERNET, TELEPHONE, OR MAIL. R1.0.0.2 2 _ 0000677119 Continued and to be signed on reverse side